SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No.    )

Filed by the Registrant /X/
File by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/X/  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             USLIFE Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
_______________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1
_______________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:
_______________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:
_______________________________________________________________________________

3)   Filing Party:
_______________________________________________________________________________

4)   Date Filed:
_______________________________________________________________________________

____________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
                                                    (Bulletin No. 150, 4-09-93)

                            ["USLIFE CORPORATION" LOGO]












                            NOTICE OF
                            ANNUAL MEETING
                            OF SHAREHOLDERS
                            MAY 17, 1994

                            & PROXY STATEMENT

                                               Gordon E. Crosby, Jr.
                                               Chairman of the Board
["USLIFE CORPORATION" LOGO]                    and Chief Executive Officer
- --------------------------------------------------------------------------
     125 Maiden Lane  New York  New York  10038 . 212 709 6000





April 11, 1994

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of USLIFE Corporation, to be held on Tuesday, May 17, 1994 at 10:30 A.M., at Pace University, Schimmel Center Auditorium, Spruce Street, New York, New York. Your Board of Directors looks forward to personally greeting those shareholders able to attend.

At the meeting, shareholders will be asked to elect four directors, and to approve a stock option plan for non-employee directors of the Corporation. In addition, shareholders will be asked to approve an annual incentive plan for selected key officers of the Corporation, to approve the Corporation's Restricted Stock Plan, as amended, 1991 Stock Option Plan, as amended, and Book Unit Plan, as amended, all of which are designed to allow the Corporation to comply with regulations under Section 162(m) of the Internal Revenue Code by adopting performance based criteria for its executive compensation plans, and to ratify the appointment of the Corporation's independent auditor, KPMG Peat Marwick.

It is important that your shares are represented and voted at the meeting. Whether or not you plan to attend the meeting, please take a moment now to sign, date and mail your proxy in the enclosed postage-paid envelope.

On behalf of your Board of Directors, thank you for your continued support.


Sincerely,


/s/ Gordon E. Crosby, Jr.

Gordon E. Crosby, Jr.

USLIFE CORPORATION                     125 Maiden Lane, New York, New York 10038

        NOTICE OF ANNUAL
        MEETING OF
        SHAREHOLDERS
        MAY 17, 1994

- --------------------------------------------------------------------------------

Notice is hereby given that the Annual Meeting of Shareholders of USLIFE Corporation ("Corporation") will be held at Pace University, Schimmel Center Auditorium, Spruce Street, New York, New York on Tuesday, May 17, 1994 at 10:30 A.M., local time, for the following purposes:

Item 1.  To elect four Class I directors to hold office for a three-year term;

Item 2. To act upon a proposal to approve a stock option plan for non-employee directors of the Corporation;

Item 3. In accordance with the requirements of Section 162(m) of the Internal Revenue Code (the "Code"), to act upon a proposal to approve an annual incentive plan for selected key officers of the Corporation.

Item 4. In accordance with the requirements of Section 162(m) of the Code, to act upon a proposal to approve the Corporation's Restricted Stock Plan, as amended.

Item 5. In accordance with the requirements of Section 162(m) of the Code, to act upon a proposal to approve the Corporation's 1991 Stock Option Plan, as amended.

Item 6. In accordance with the requirements of Section 162(m) of the Code, to act upon a proposal to approve the Corporation's Book Unit Plan, as amended.

Item 7. To act upon a proposal to ratify the appointment of KPMG Peat Marwick as independent auditor of the Corporation for the year 1994; and

Item 8. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 31, 1994 will be entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed.

It is important that your shares are represented and voted at the meeting. Whether or not you plan to attend and regardless of the number of shares you own, you will help the Corporation to reduce the expense of additional solicitation by promptly signing, dating and mailing the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                                        By order of the Board of Directors,

                                        /s/ Richard G. Hohn

                                        Richard G. Hohn
                                        Senior Vice President-
                                        Corporate Secretary & Counsel
New York, New York
April 11, 1994

USLIFE CORPORATION                                125 Maiden Lane, New York, New
York 10038

        PROXY STATEMENT
        ANNUAL MEETING
        OF SHAREHOLDERS
        MAY 17, 1994

- --------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of USLIFE Corporation of proxies to be voted at the Annual Meeting of Shareholders ("Annual Meeting") to be held on May 17, 1994, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting.

The proxy which accompanies this statement, even if executed and returned, may be revoked by the person executing it if it has not yet been exercised. To revoke a proxy, the shareholder must file with the Secretary of the Corporation either a written revocation or a duly executed proxy bearing a later date. Shareholders present at the meeting may revoke their proxies and vote in person. Shareholders entitled to vote may attend the meeting and vote whether or not they have submitted a signed proxy.

The principal executive office of USLIFE Corporation ("Corporation" or "USLIFE") is at 125 Maiden Lane, New York, NY 10038. The proxy statement and form of proxy were first sent to shareholders on or about April 11, 1994.


At the close of business on March 31, 1994, the record date established by the Board of Directors for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Corporation had outstanding 22,686,965 shares of Common Stock, par value $1 per share ("common stock"), 4,815 shares of $4.50 Series A Convertible Preferred Stock, par value $1 per share ("A Preferred Stock") and 2,035 shares of $5.00 Series B Convertible Preferred Stock, par value $1 per share ("B Preferred Stock"). Only shareholders whose names appear on the books of the Corporation at the close of business on the record date will be entitled to vote at the meeting. Each such shareholder is entitled to one vote for each share of common stock, A Preferred Stock and B Preferred Stock then held, without regard to class. Unless otherwise directed by the shareholder, all properly executed proxies received will be voted FOR the election of directors as stated in Proposal 1, FOR the approval of the stock option plan for non-employee directors as set forth in Proposal 2, FOR the approval of the annual incentive plan for selected key officers of the Corporation as set forth in Proposal 3, FOR the approval of the Corporation's Restricted Stock Plan, as amended, the 1991 Stock Option Plan, as amended, and the Book Unit Plan, as amended, as set forth in Proposals 4, 5, and 6, respectively, and FOR the ratification of the appointment of KPMG Peat Marwick as independent auditor as recommended in Proposal 7.


If a shareholder participates in the Corporation's Dividend Reinvestment Plan ("Dividend Plan") and holds shares in his or her own name in addition to the shares held in custody pursuant to the Dividend Plan, the shareholder's proxy to vote shares registered in his or her own name will serve as instructions on how to vote shares held in custody for the shareholder pursuant to the Dividend Plan. If a shareholder does not send any proxy to vote the shares registered in his or her own name, shares held for the shareholder's account in the Dividend Plan will not be voted. Participants in the Corporation's Monthly Investment Plan and Employee Savings and Investment Plan are entitled to vote shares held for their accounts by the agent or trustee of each such plan.

2

SECURITY OWNERSHIP OF MANAGEMENT


Directors and officers as a group beneficially owned 1,240,818 shares or 5.47% of USLIFE common stock and USLIFE preferred stock on March 31, 1994. This number includes options to purchase 512,880 shares currently exercisable or exercisable within 60 days. This number also includes 31,118 shares of common stock granted under the Corporation's Restricted Stock Plan, which shares have not vested under the terms of the Plan as of March 31, 1994. No director, officer or nominee has the right to acquire beneficial ownership of USLIFE stock except as described in the Summary Compensation Table, the Option/SAR Grants Table, the Aggregated Option/SAR Exercises Table and the section below entitled "Directors' Compensation".


The following table sets forth information relating to any class of USLIFE's voting securities beneficially owned by the Chief Executive Officer, each of the four most highly compensated executive officers of the Corporation and all directors and nominees as of March 31, 1994.


- ---------------------------------------------------------------------------------------------------------------
TITLE OF            NAME OF                                                  OF BENEFICIAL         PERCENT
CLASS               BENEFICIAL OWNER                                         OWNERSHIP*            OF CLASS**
- ---------------------------------------------------------------------------------------------------------------
Common Stock        Gordon E. Crosby, Jr.                                            410,753(1)         1.81%
                    Chairman of the Board
                    and Chief Executive Officer
                    Robert J. Casper                                                  59,117(2)
                    Senior Vice President-Marketing and Director
                    William A. Simpson                                                56,565(3)
                    President and Chief Executive Officer, All American
                    Life Insurance Company (a wholly-owned subsidiary of
                    USLIFE) and Director
                    Greer F. Henderson                                               183,823(4)
                    Vice Chairman and Chief Financial Officer
                    Richard J. Chouinard                                              98,344(5)
                    Chief Investment Officer
                    Kenneth Black, Jr.                                                 1,215(6)
                    Director
                    Austin L. D'Alton                                                  2,039(7)
                    Director
                    Thomas H. Lenagh                                                   1,664(8)
                    Director
                    Eben W. Pyne                                                       2,064
                    Director
                    John W. Riehm                                                      5,198
                    Director
                    Christopher S. Ruisi                                              56,283(9)
                    Vice Chairman and Chief Administrative Officer
                    Franklin R. Saul                                                   2,287(10)
                    Director
                    Robert L. Shafer                                                   1,662(11)
                    Director
                    William G. Sharwell                                                1,487(12)
                    Director
                    Beryl W. Sprinkel                                                    899(13)
                    Director
                    Pinkney C. Walker                                                  9,662(14)
                    Director


                                                   (footnotes on following page)

     * Unless otherwise indicated, each executive officer and director has direct ownership of, and sole voting and investment power with respect to, the shares indicated.

    ** With the exception of Mr. Crosby, no percentages of share ownership are indicated since the number of shares owned by individual executive officers and directors constitutes less than 1% of the class outstanding.


    (1) Mr. Crosby's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's Stock Option Plans to purchase 160,048 shares. Also included are 2,203 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 15,462 shares held as of February 28, 1994 pursuant to the Corporation's Employee Savings and Investment Plan, and 3,145 shares held by Mr. Crosby's wife, as to which shares he disclaims beneficial ownership.



    (2) Mr. Casper's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's Stock Option Plans to purchase 14,000 shares. Also included are 5,332 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 6,261 shares held as of February 28, 1994 pursuant to the Corporation's Employee Savings and Investment Plan.



    (3) Mr. Simpson's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's Stock Option Plans to purchase 16,291 shares. Also included are 9,844 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 551 shares held as of February 28, 1994 pursuant to the Corporation's Employee Savings and Investment Plan, and 28,313 shares held by the Simpson Family Trust of which Mr. Simpson is a trustee.



    (4) Mr. Henderson's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's Stock Option Plans to purchase 124,250 shares. Also included are 14,573 shares held as of February 28, 1994 pursuant to the Corporation's Employee Savings and Investment Plan, and 2,500 shares held by Mr. Henderson's daughter, as to which shares he disclaims beneficial ownership.



    (5) Mr. Chouinard's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's Stock Option Plans to purchase 28,187 shares. Also included are 6,000 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 3,136 shares held as of February 28, 1994 pursuant to the Corporation's Employee Savings and Investment Plan.


    (6) Dr. Black's share holdings include 61 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.


    (7) Mr. D'Alton's share holdings include 243 shares held by his wife, as to which shares he disclaims beneficial ownership, and 95 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.


    (8) Mr. Lenagh's share holdings include 95 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.

    (9) Mr. Ruisi's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's Stock Option Plans to purchase 34,140 shares. Also included are 992 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 1,672 shares held as of February 28, 1994 pursuant to the Corporation's Employee Savings and Investment Plan, and 1,235 shares held by Mr. Ruisi as custodian for his minor children, as to which shares he disclaims beneficial ownership.


  (10) Mr. Saul's share holdings include 1,625 shares held by his wife, as to which shares he disclaims beneficial ownership.

  (11) Mr. Shafer's share holdings include 95 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.

  (12) Dr. Sharwell's share holdings include 195 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.

(footnotes continued on following page)

4

  (13) Dr. Sprinkel's share holdings include 134 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.

  (14) Dr. Walker's share holdings include 2,400 shares held by his wife, as to which shares he disclaims beneficial ownership, and 134 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights upon the holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS


The following table sets forth information relating to persons who, to the best knowledge of USLIFE, are known to be the beneficial owners of more than 5% of any class of USLIFE's voting securities as of March 31, 1994 except that the securities holdings for J.P. Morgan & Co. Incorporated are as of March 29, 1994.



- ---------------------------------------------------------------------------------------------------------------
                                                                      AMOUNT AND NATURE
TITLE OF                        NAME AND ADDRESS                      OF BENEFICIAL            PERCENT
CLASS                           OF BENEFICIAL OWNER                   OWNERSHIP*               OF CLASS
- ---------------------------------------------------------------------------------------------------------------
Common Stock                    J.P. Morgan & Co. Incorporated        3,374,615 shares(1)      14.87%
                                60 Wall Street
                                New York, NY 10260
Series A Convertible Preferred  Lorelle Shumway Parsons               518 shares               10.76%
  Stock                         & Edmund F. Munkelwitz
                                TR UW Courtier L. Parsons
                                80 Saxton Avenue
                                Sayville, NY 11782-2603


- ---------------
   * Unless otherwise indicated, each beneficial owner, to the best knowledge of the Corporation, has direct ownership of, and sole voting and investment power with respect to, the shares indicated.


 (1) J.P. Morgan & Co. Incorporated has sole voting power with respect to 2,043,615 of these shares and shares voting power with respect to 3,450 shares. It exercises sole investment power with respect to 3,370,805 of these shares, and shares investment power over the remaining 3,450 shares.


USLIFE knows of no other person owning beneficially 5% or more of any class of its outstanding voting securities.

ITEM 1: ELECTION OF DIRECTORS

The Corporation currently has fifteen directors who are divided into three classes. At each Annual Meeting, one class is elected for a three-year term. Directors are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. Votes which are withheld from any nominee, as well as broker non-votes, will not be counted.


At the 1994 Annual Meeting, four Class I directors have been nominated for re-election to the Board of Directors of the Corporation to hold office for three years or until their successors are elected and qualified. They are: John
W. Riehm, Christopher S. Ruisi, William G. Sharwell and Beryl W. Sprinkel. On March 31, 1994, the Board approved a resolution amending the By-Laws of the Corporation to decrease the number of directors constituting the entire Board to fourteen, effective May 17, 1994. Following election of the four nominees, the Board will consist of two classes of five members each and one class of four members in accordance with the By-Law requirement that the classes of the Board of Directors be as nearly equal in number as the total number of directors constituting the entire Board permits. All of the nominees are currently serving as directors and were elected by the shareholders at the 1991 Annual Meeting except Mr. Ruisi who was elected a director at the 1993 Annual Meeting.


Votes pursuant to the accompanying proxy will be cast by the persons named therein for the election of the nominees named below and cannot be cast for a greater number of persons than the number of nominees named. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the Board of Directors reserves the right to substitute another person.

NOMINEES FOR DIRECTOR--CLASS I--TERM EXPIRING IN 1997
- --------------------------------------------------------------------------------
NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                             DIRECTOR
AND OTHER INFORMATION, AGE                                             SINCE
- --------------------------------------------------------------------------------
JOHN W. RIEHM                                                          11/22/77
Chairman, R/G Ventures, Inc., Fort Lee, NJ, investments and venture capital; Director, The United States Life Insurance Company In the
City of New York, NY, NY, insurance; Retired Director, Unilever
United States, Inc., NY, NY, manufacturer of consumer products;
Retired Senior Vice President-Administration, Secretary and Director,
Thomas J. Lipton, Inc., Englewood Cliffs, NJ, manufacturer of food products. Age 73. (1) (2)
CHRISTOPHER S. RUISI                                                   11/17/92
Vice Chairman and Chief Administrative Officer, USLIFE Corporation;
Senior Vice President-Administration and Director,The United States
Life Insurance Company In the City of New York, NY, NY, insurance.
Formerly, Executive Vice President-Administration, USLIFE
Corporation. Age 44.
WILLIAM G. SHARWELL                                                     5/17/77
Director: American Biogenetic Sciences, Inc., Notre Dame, IN, genetic engineering and biochemical research and development; Equitable
Capital Partners, L.P. and Equitable Capital Partners (Retirement
Fund) L.P., NY, NY, business development and investments; The United
States Life Insurance Company In the City of New York, NY, NY,
insurance. Formerly: President, Chief Executive Officer and Trustee,
Pace University, NY, NY; Senior Vice President, American Telephone &
Telegraph Co., NY, NY, electronic communications. Age 73. (1) (3)
BERYL W. SPRINKEL                                                       1/24/89
Consulting economist. Former Chairman, Council of Economic Advisers and Cabinet Member under President Ronald W. Reagan. Currently:
Member of the Board of Directors, GLOBEX Corporation, Chicago, IL, after-hours futures and options electronic trading system; Member, Board of Senior Advisors, Novecon Corporation, Washington, DC, business development and investments for Eastern and Central European countries; Consultant, Financial Investors, Inc., NY, NY, registered investment adviser. Formerly: Under Secretary of the Treasury for Monetary Affairs; Executive Vice President and Economist, Harris
Trust and Savings Bank, Chicago, IL; Chairman, Economic Advisory
Committee of the American Bankers Association; Member of the Board of
Directors, United States Chamber of Commerce; Member of the Board of
Economists, Time Magazine; Consultant, Keefe Bank Stock Fund, L.P.,
NY, NY, bank stock investment limited partnership; Consultant to various government agencies and congressional committees. Age 70. (3)

                       THE BOARD OF DIRECTORS RECOMMENDS
                           A VOTE "FOR" ALL NOMINEES.

6

DIRECTORS WITH ONE YEAR TERM REMAINING--CLASS II--TERM EXPIRING IN 1995
- --------------------------------------------------------------------------------
NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                             DIRECTOR
AND OTHER INFORMATION, AGE                                             SINCE
- --------------------------------------------------------------------------------
KENNETH BLACK, JR.                                                     11/30/73
Regents' Professor Emeritus of Insurance and Dean Emeritus, College
of Business Administration, Georgia State University, Atlanta, GA;
Vice Chairman, International Insurance Society, Inc., Tuscaloosa, AL;
Director, Haverty Furniture Companies, Inc., Atlanta, GA, retail furniture stores; Director, SwissRe Holding (N.A.), Inc., Swiss
Reinsurance Company (N.A.), Inc., North American Reinsurance
Corporation and North American Reassurance Company, NY, NY,
reinsurance; Director, Alexander and Alexander Services, Inc., NY,
NY, insurance broker; Trustee, Scudder Variable Life Investment Fund,
Boston, MA, investment company. Former Director: Computone Systems,
Inc., Atlanta, GA, computer systems and services; Paul Manners &
Associates, Inc., Atlanta, GA, management consultants; Cousins
Properties, Inc., Atlanta, GA, real estate developers. Age 69. (2)
AUSTIN L. D'ALTON                                                       2/26/91
Retired Regional Sales Manager, Seiko Time Corporation-Midwest, St.
Louis, MO, manufacturer of time pieces; Formerly: Director, The
United States Life Insurance Company In the City of New York, NY, NY,
insurance; Executive Vice President, Leland Distributing Co., St.
Louis, MO, distributor of time pieces. Age 67. (3)
EBEN W. PYNE                                                            9/28/82
Director and Consultant, W. R. Grace & Co., NY, NY, diversified manufacturing; Director, Long Island Lighting Co., Hicksville, NY,
public utility; Trustee: City Investing Liquidating Trust, NY, NY, liquidating trust; New York Zoological Society, NY, NY; The Julliard
School, NY, NY, educational institution; Grace Institute, NY, NY, educational institution. Formerly, Director and Vice Chairman, Ambase
Corp., NY, NY, bank holding company. Age 76. (1) (2)
WILLIAM A. SIMPSON                                                      3/28/90
President, Chief Executive Officer and Director, All American Life
Insurance Company, Chicago, IL, insurance. Formerly: President,
USLIFE Corporation; President, Chief Operating Officer and Director,
Transamerica Occidental Life Insurance Company, Los Angeles, CA,
insurance; Director: The United States Life Insurance Company In the
City of New York, NY, NY, insurance; Life Insurance Marketing and
Research Association, Hartford, CT. Age 55.
PINKNEY C. WALKER                                                       9/17/74
Professor Emeritus of Economics, University of Missouri, Columbia,
MO; Former Director: Commerce Bank of Columbia, Columbia, MO; South
County Bank, Ashland, MO; Commerce Bancshares, Kansas City, MO. Age
76. (2)

DIRECTORS WITH TWO YEAR TERM REMAINING--CLASS III--TERM EXPIRING IN 1996
- --------------------------------------------------------------------------------
NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                             DIRECTOR
AND OTHER INFORMATION, AGE                                             SINCE
- --------------------------------------------------------------------------------
GORDON E. CROSBY, JR.                                                  11/15/66
Chairman of the Board and Chief Executive Officer, USLIFE
Corporation; Chairman of the Board, USLIFE Corporation subsidiaries;
Chairman of the Board, USLIFE Income Fund, Inc., NY, NY, diversified, closed-end management investment company; Member: National Advisory
Board, Chemical Banking Corporation, NY, NY, commercial bank; Tax
Data Base Subcommittee of the Steering Committee on Federal Taxation,
American Council of Life Insurance, Washington, DC. Former Director:
Thomas J. Lipton, Inc., Englewood, Cliffs, NJ, manufacturer of food products; The United Kingdom Fund, Inc., NY, NY, diversified, closed-end management investment company; American Council of Life
Insurance, Washington, DC; Life Insurance Council of New York, Inc.,
NY, NY. Age 73. (1) (4)
GREER F. HENDERSON                                                      2/22/83
Vice Chairman and Chief Financial Officer, USLIFE Corporation;
Director: The United States Life Insurance Company In the City of New
York, NY, NY, insurance; other USLIFE Corporation subsidiaries. Age
62.
THOMAS H. LENAGH                                                        3/18/75
Director: CML Group, Acton, MA, specialty retailer; Adams Express,
Baltimore, MD, closed-end investment company; Gintel Funds,
Greenwich, CT, mutual funds; ICN Biomedicals, Costa Mesa, CA, manufacturer of pharmaceuticals; Irvine Sensors, Costa Mesa, CA, high technology; Clemente Global Fund, NY, NY, closed-end fund; Franklin
Quest, Salt Lake City, UT, time management; V-Band Corp., Elmsford,
NY, telecommunications producer. Director Emeritus, SCI Systems,
Huntsville, AL, high technology. Formerly: Chairman and Chief
Executive Officer, Greiner Engineering Corp., Irving, TX, engineering consultants; Chairman, Stamford Asset Management, Stamford, CT,
investment management; Financial Adviser and Treasurer, The Ford
Foundation, NY, NY, non-profit institution; Financial Vice President,
Aspen Institute, NY, NY, independent educational organization. Age
75. (2) (4)
FRANKLIN R. SAUL                                                       10/23/90
Director and Retired President, Emigrant Savings Bank, NY, NY,
savings bank; Former Director: The United States Life Insurance
Company In the City of New York, NY, NY, insurance; USLIFE Income
Fund, Inc., NY, NY, diversified closed-end management investment company. Age 64. (3) (5)
ROBERT L. SHAFER                                                        3/24/87
Vice President-Public Affairs, Pfizer Inc, NY, NY, manufacturer of pharmaceuticals and chemicals; Director: Seligman Capital Fund, Inc.;
Seligman Cash Management Fund, Inc.; Seligman Common Stock Fund,
Inc.; Seligman Growth Fund, Inc.; Seligman Income Fund, Inc.; Liberty
Cash Management Fund, Inc.; Seligman Communications and Information
Fund, Inc.; Seligman Frontier Fund, Inc.; Seligman Tax-Exempt Fund
Series, Inc., open-end investment companies; Tri-Continental
Corporation, closed-end investment fund. Trustee: Seligman California
Tax-Exempt Fund Series; Seligman High Income Fund Series, open-end investment funds. Age 61. (3) (4)

- ---------------
(1) Member of the Executive Committee.

(2) Member of the Audit Committee.

(3) Member of the Executive Compensation and Nominating Committee.

(4) Committee Chairman.

(5) Mr. Saul made three separate purchases of common stock during the 1993 fiscal year but failed to timely file a report for the transactions with the Securities and Exchange Commission and the Corporation as required by
    Section 16(a) of the Securities Exchange Act of 1934.

8

BOARD OF DIRECTORS AND ITS COMMITTEES

During 1993, the Board of Directors met eight times at regularly scheduled meetings. The committees of the Board of Directors do not have regular meetings but meet as required. During 1993, the Executive Compensation and Nominating Committee met four times, the Audit Committee met three times and the Executive Committee met once. No director during the last full fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and
(ii) the total number of meetings held by all committees of the Board on which he served.

AUDIT COMMITTEE

The Audit Committee, composed entirely of non-employee directors and operating under a charter adopted by the Board, recommends for approval by the Board and by the shareholders at the Annual Meeting, the firm to be retained by the Corporation and its subsidiaries as independent auditor; consults with the independent auditor and the Corporation's internal audit division regarding the plan and scope of the audit; consults with the independent auditor, the internal auditor and management regarding the adequacy of internal accounting procedures and controls; and reviews the results of the audit with the independent auditor and the internal auditor.

EXECUTIVE COMPENSATION AND NOMINATING COMMITTEE

The Executive Compensation and Nominating Committee, also composed entirely of non-employee directors, reviews, considers and recommends for approval by the Board, management's recommendations for the form and level of executive compensation for all officers of the Corporation and its subsidiaries whose annual salaries exceed $60,000. The Committee reviews, considers and recommends for approval all compensation plans in which officers of the Corporation and its subsidiaries are eligible to participate and provides salary and benefit guidance for all levels of management. The Committee also evaluates, reviews and recommends for approval by the Board all candidates to fill vacancies on the Board and for inclusion in the Corporation's proxy material and election to the Board by the shareholders of the Corporation at the Annual Meeting. The Committee will consider nominees recommended by shareholders. Section 13 of
Article I of the Corporation's By-laws sets forth certain notice and biographical information requirements for all nominations by shareholders for the office of director.

EXECUTIVE COMMITTEE


The Executive Committee, composed of the Chairman of the Board and Chief Executive Officer, the Vice Chairman and Chief Financial Officer and non-employee directors, has the full authority of the Board of Directors to act on all matters between regularly scheduled Board meetings except as to certain matters of an extraordinary nature. The results of each Executive Committee meeting are reported to the full Board at the next regularly scheduled Board meeting.


DIRECTORS' COMPENSATION

Members of the Corporation's Board of Directors receive $750 for each Board meeting attended in addition to an annual retainer of $20,000, of which $5,000 is payable in shares of common stock. Committee members receive $750 for each committee meeting attended and committee chairmen receive $850 for each committee meeting attended. Directors may elect to receive all or part of the cash portion of their compensation in shares of the Corporation's common stock. Directors who are also officers of the Corporation or its subsidiaries serve on the Board and committees thereof without additional compensation.

The Corporation provides each non-employee director with Group Life, Accidental Death and Dismemberment and Business Travel Accident insurance. The coverage for each of these benefits is $50,000. The estimated average cost per director is $1,000 per year. Non-employee directors are also eligible to participate in the Corporation's Individual Discount Insurance Program. Non-employee directors also participate in the Corporation's Matching Gift Program, whereby the Corporation matches gifts by directors to educational institutions and certain charities of up to $1,000 per year.


Under a Deferred Compensation Plan adopted in 1979, non-employee directors may elect to defer all or part of the payment of the cash portion of their annual compensation until termination of their services as directors. Deferred amounts currently accrue an interest equivalent calculated at the rate of 1.313% quarterly. Such rate is reviewed annually by the Board of Directors and is subject to change by a vote thereof. Participating directors may elect to receive distribution of deferred fees and accrued interest in one payment or in equal annual installments (not to exceed ten) after ceasing to be a director of the Corporation. The plan was amended effective November 17, 1992 to provide that payment of such distribution (either the first installment or single payment, if so elected) is to be made on or about the last business day of the calendar year in which a director retires. The plan was further amended effective May 18, 1993 to permit participating directors to defer receipt of the portion of their annual retainer payable in shares of the Corporation's common stock and again effective November 16, 1993 to permit such directors to defer receipt of all or part of their compensation which they elect to receive in shares of common stock as well as to permit them to irrevocably elect to have the interest otherwise credited to their deferred cash balances used to purchase units of said stock. Amounts deferred under the plan, plus accumulated interest, together with all shares of common stock deferred thereunder shall be immediately payable to each participating director (or his beneficiary or estate, as the case may be) in a single lump sum in the event of certain circumstances involving a change in control of the Corporation ("Change in Control"). For purposes of the Deferred Compensation Plan, Change in Control means the occurrence of a transaction requiring the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of USLIFE regularly entitled to vote in the election of directors by reason of Article SEVENTH of the Corporation's Certificate of Incorporation (e.g., the merger or consolidation of USLIFE into another corporation or the sale or other disposition of substantially all of the assets of the Corporation to certain defined parties) or the acquisition by certain parties of more than 25% of the outstanding shares of capital stock of USLIFE if the Corporation has opposed such acquisition before any insurance regulatory authority whose approval was required.


On February 28, 1989, the Board of Directors unanimously approved (with two directors absent) a Non-Employee Directors' Retirement Plan ("Directors' Retirement Plan"). Under the terms of the Directors' Retirement Plan only non-employee directors with at least five years of Board service and who are at least age 65 are eligible to participate. Benefits payable on retirement from the Board will equal 5% of the director's last annual retainer multiplied by the number of years of Board service (not to exceed 100%). Directors serving on February 28, 1989 received credit for prior years of service as a director of USLIFE. Payments are made for a period of years equal to the number of years of Board service up to a maximum of ten. Retirement benefits cease upon the death of a director. The Corporation, to meet its obligations under the Directors' Retirement Plan, including any increases in accrued benefits resulting from a Change in Control, entered into a trust agreement with Manufacturers Hanover Trust Company, the predecessor to Chemical Bank, on September 25, 1990. Upon a Change in Control this trust may be funded with Corporation funds or a standby letter of credit with a bank, currently in the amount of $1,000,000.

Notwithstanding the establishment of the trust, the Corporation continues to be primarily liable for the benefits payable under the Directors' Retirement Plan and will be obligated to make such payments to the extent the trust does not. In 1992, the non-employee directors' Group Life Insurance benefit was modified so that upon retirement the $50,000 coverage is reduced to $45,000 and remains at the level for the first year of retirement, thereafter declining $5,000 a year in the next four years to a minimum of $25,000 in the fifth retirement year, with said minimum $25,000 coverage to continue for the director's lifetime.

10

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following tables set forth information concerning all compensation paid to the Chief Executive Officer and each of the four most highly compensated executive officers of the Corporation during the 1991, 1992 and 1993 fiscal years for services rendered in all capacities to the Corporation and its subsidiaries.

SUMMARY COMPENSATION TABLE
                                                                                                    LONG TERM COMPENSATION
                                                                                        -----------------------------------
                                                                                                         AWARDS
                                                                                        ------------------------  PAYOUTS
                                                                                        RESTRICTED   SECURITIES   ---------
                                                     ANNUAL COMPENSATION                     STOCK   UNDERLYING   LTIP
                                                     ---------------------------------   AWARDS(S)     OPTIONS/   PAYOUTS
NAME AND PRINCIPAL POSITION                            YEAR      SALARY($)   BONUS($)       ($)(1)      SARS(#)   ($)(2)
- ---------------------------------------------------  ---------  -----------  ---------  -----------  -----------  ---------
Gordon E. Crosby, Jr...............................       1993     868,846     580,000      90,995       30,000      16,125
  Chairman of the Board & Chief Executive Officer         1992     777,731     510,000      --           22,500     616,750
                                                          1991     693,654     510,000      --           --          34,400
Robert J. Casper...................................       1993     532,692      --          20,771       15,000       4,838
  President & Chief Operating Officer-Life                1992     388,654      50,000      --            9,000     185,205
    Insurance Division(4)                                 1991     304,423      50,000      --           --          --
Greer F. Henderson.................................       1993     442,692      25,000      --           12,000       7,740
  Vice Chairman-Chief Financial Officer                   1992     408,077      --          --            9,000     296,040
                                                          1991     384,615      --          --           --          15,480
William A. Simpson.................................       1993     424,615      --          98,741        8,500      --
  President & Chief Executive Officer, All American       1992     400,000      20,000      --            7,500      --
    Life Insurance Company(5)                             1991     397,648      --          --           --          --
Richard J. Chouinard...............................       1993     348,076      --         243,750       10,000       4,193
  Chief Investment Officer                                1992     296,969      --          --            5,625     160,355
                                                          1991     260,486      20,000      --           --           6,880

                                                       ALL OTHER
                                                     COMPENSATION
NAME AND PRINCIPAL POSITION                               ($)(3)
- ---------------------------------------------------  ------------
Gordon E. Crosby, Jr...............................      199,922
  Chairman of the Board & Chief Executive Officer        161,608
                                                          26,971
Robert J. Casper...................................        9,619
  President & Chief Operating Officer-Life                 8,315
    Insurance Division(4)                                  7,606
Greer F. Henderson.................................       13,199
  Vice Chairman-Chief Financial Officer                   12,850
                                                          10,336
William A. Simpson.................................        9,478
  President & Chief Executive Officer, All American        9,163
    Life Insurance Company(5)                              8,891
Richard J. Chouinard...............................       12,934
  Chief Investment Officer                                12,442
                                                           9,978

- ---------------
Note: All stock and stock-based figures have been adjusted for the Corporation's
      3-for-2 split on its common stock effective December 1, 1992.

(1) The number and market value of the aggregate restricted stock holdings of the named executive officers at December 31, 1993 were: Mr. Crosby--14,203 shares ($545,040); Mr. Casper--9,499 shares ($364,524); Mr. Henderson--7,500 shares ($287,812); Mr. Simpson--17,344 shares ($665,576); and Mr.
    Chouinard--11,400 shares ($437,475). The amounts set forth for 1993 represent the value, on the grant date, of shares of restricted stock granted in 1993 as follows: Mr. Crosby-- 1,204 shares on July 1, 1993 and 999 shares on October 1, 1993; Mr. Casper--166 shares on July 1, 1993 and 333 shares on October 1, 1993; Mr. Simpson--2,344 shares on October 1, 1993; and Mr. Chouinard--6,000 shares on July 1, 1993. The shares awarded in 1993 vest at the rate of 33% per year beginning on the first anniversary of the grant date. Dividends on all restricted shares are paid at a rate equal to the dividends paid on the Corporation's unrestricted common stock.

(2) In November 1992, the Executive Compensation and Nominating Committee approved a recommendation to accelerate payment of the value of book units maturing on December 31, 1992 in anticipation of an increase in Federal income taxes in 1993. As a result, an estimated partial payment was made to unit holders in November, 1992 with the balance paid to participants in February, 1993.
(3) Amounts listed as All Other Compensation are attributable to: (a) mandatory distributions under the Corporation's Retirement Plan ("Retirement Plan"),
    (b) premiums paid by the Corporation for group life insurance ("life insurance"), and (c) deferred matching contributions by USLIFE under the Corporation's Employee Savings and Investment Plan ("SIP"), as follows:

Mr. Crosby--           1993:  Retirement Plan--$172,543; life insurance--$20,304; SIP--$7,075
1992: Retirement Plan--$134,438; life insurance--$20,304; SIP--$6,866
1991: life insurance--$20,304; SIP--$6,666
Mr. Casper--           1993:  life insurance--$2,544; SIP--$7,075
1992: life insurance--$1,450; SIP--$6,866     1991: life insurance--$939; SIP--$6,666
Mr. Henderson--        1993:  life insurance--$6,124; SIP--$7,075
1992: life insurance--$5,984; SIP--$6,866     1991: life insurance--$3,669; SIP--$6,666
Mr. Simpson--          1993:  life insurance--$2,403; SIP--$7,075
1992: life insurance--$2,298; SIP--$6,866     1991: life insurance--$2,224; SIP--$6,666
Mr. Chouinard--        1993:  life insurance--$5,859; SIP--$7,075
1992: life insurance--$5,577; SIP--$6,866     1991: life insurance--$3,311; SIP--$6,666

(4) As of March 31, 1994, Mr. Casper serves as Senior Vice President-Marketing of the Corporation.
(5) A wholly-owned subsidiary of USLIFE.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                   INDIVIDUAL GRANTS(1)(2)
                                         --------------------------------------------------------------------
                                            NUMBER OF         % OF TOTAL
                                           SECURITIES       OPTIONS/SARS
                                           UNDERLYING         GRANTED TO                                        GRANT DATE
                                         OPTIONS/SARS       EMPLOYEES IN       EXERCISE OR BASE   EXPIRATION       PRESENT
NAME                                      GRANTED (#)        FISCAL YEAR        PRICE ($/SH)      DATE         VALUE ($)(3)
- ---------------------------------------  ---------------  -------------------  -----------------  -----------  ------------
Gordon E. Crosby, Jr...................        30,000                7.1%             37.375         05/18/03      326,100
Robert J. Casper.......................        15,000                3.6%             37.375         05/18/03      163,050
Greer F. Henderson.....................        12,000                2.8%             37.375         05/18/03      130,440
William A. Simpson.....................         8,500                2.0%             37.375         05/18/03       92,395
Richard J. Chouinard...................        10,000                2.4%             37.375         05/18/03      108,700


- ---------------
(1) All options listed in the Option/SAR Grants table were granted under the Corporation's 1991 Stock Option Plan, which provides for the automatic grant of a reload option to a participant upon exercise of an option provided the participant uses previously-owned shares to pay for the option shares. A reload option will be for the number of previously-owned shares delivered upon exercise of the original option and the option price of a reload option is the fair market value per share of the common stock on the exercise date of the original option. Reload options vest three years from the date of their grant and thereafter are exercisable for three years.

(2) All options listed in the Option/SAR Grants table were granted on May 18, 1993, and under the terms of the 1991 Stock Option Plan, may be exercised to the extent of 25% per year of the total number of shares granted, beginning on the first anniversary of the date of their grant.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the following assumptions:

        -- Stock price: $37.375; equal to the stock's fair market value at the date of grant.

        -- Exercise price: $37.375; equal to the stock's fair market value at the date of grant.

        -- Volatility: .25; based on the weekly closing stock prices from 5/18/90 to 5/14/93.

        -- Risk free interest rate: 5.93%; equal to the asking yield on the 10-year U.S. Treasury Strip maturing May 2003.

        -- Dividend yield: 3.23%; equal to the annualized dividends at the date of the grant divided by the exercise or base price.

        -- No adjustments were made for non-transferability.

        -- Term: assumes a ten year option term.

A high dividend yield decreases the Black-Scholes model's estimated value since high dividends are often accompanied by lower rates of stock price appreciation.
    An increase in the term of the option would increase the model's estimated value since a ten year option is viewed as more valuable than a five year option. A highly volatile stock would also have a higher Black-Scholes' value than a more stable stock since the probability of an increase in stock price would be greater with a volatile stock.

12

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                           NUMBER OF              VALUE OF
                                                                           SECURITIES UNDERLYING  UNEXERCISED
                                                                           UNEXERCISED            IN-THE-MONEY
                                                                           OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                           FISCAL YEAR-END (#)    FISCAL YEAR-END ($)
                                          SHARES ACQUIRED          VALUE   EXERCISABLE/           EXERCISABLE/
NAME                                      ON EXERCISE (#)    REALIZED ($)  UNEXERCISABLE          UNEXERCISABLE
- ----------------------------------------  -----------------  ------------  ---------------------  ----------------------
Gordon E. Crosby, Jr....................          6,614           79,361   142,236/51,562         1,732,607/256,911
Robert J. Casper........................          3,200           49,085   10,063/22,687          112,542/91,737
Greer F. Henderson......................         --               --       116,750/21,000         1,453,474/108,377
William A. Simpson......................         11,724          186,611   7,026/19,750           83,314/132,723
Richard J. Chouinard....................         18,000          235,125   23,344/15,156          246,464/63,219

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                                        ESTIMATED FUTURE PAYOUTS
                                                                                           UNDER NON-STOCK
                                                                    PERFORMANCE OR      PRICE-BASED PLANS(2)
                                                    NUMBER OF       OTHER PERIOD UNTIL  -------------------------
                                               SHARES, UNITS OR      MATURATION OR               TARGET
NAME                                           OTHER RIGHTS (#)(1)          PAYOUT               ($)(3)
- ---------------------------------------------  -------------------  ------------------  -------------------------
Gordon E. Crosby, Jr.........................          45,000              5 years                 802,800
Robert J. Casper.............................          22,500              5 years                 401,400
Greer F. Henderson...........................          17,500              5 years                 312,200
William A. Simpson...........................          12,500              5 years                 223,000
Richard J. Chouinard.........................          15,000              5 years                 267,600

- ---------------
(1) The number of units represents units awarded under the USLIFE Book Unit Plan. The value of each unit is the amount by which the book value per share of the Corporation's common stock as of its award date has been increased or decreased by the sum of: (a) the increases or decreases in the book value per share, plus (b) the sum of the cash dividends declared and paid by USLIFE with respect to a share of its issued and outstanding common stock between the award date of a unit and the unit's valuation date. Book units have a valuation date of the earlier of: (a) a five-year period, or (b) the December 31st preceding the occurrence of certain circumstances involving a Change in Control.

(2) The plan does not include thresholds or maximum payouts.

(3) Actual target amounts are not determinable until the valuation date of the awards. The amounts listed in this column are representative amounts based on the book unit value as of December 31, 1993.


PENSION PLAN TABLE


The following table sets forth the estimated annual retirement benefits (exclusive of social security payments) payable to participants in the specified compensation and years-of-service categories, assuming continued active service until normal retirement age and assuming that the USLIFE Corporation Retirement Plan ("Retirement Plan") is in effect at such time. The Retirement Plan provides retirement benefits based upon the individual participant's years of service and final average annual earnings as defined by the Retirement Plan. Final average annual compensation is the average annual compensation

(subject to the limitations described below) for the three highest complete consecutive calendar years prior to termination of employment.

                                                                       YEARS OF SERVICE
                                              -------------------------------------------------------------------

REMUNERATION                                      15           20           25            30             35
- --------------------------------------------  -----------  -----------  -----------  -------------  -------------

  $300,000..................................  $    83,285  $   114,797  $   146,309  $     177,820  $     209,332
   500,000..................................      140,285      193,297      246,309        299,320        352,332
   700,000..................................      197,285      271,797      346,309        420,820        495,332
   900,000..................................      254,285      350,297      446,309        542,320        638,332
 1,100,000..................................      311,285      428,797      546,309        663,820        781,332
 1,300,000..................................      368,285      507,297      646,309        785,320        924,332
 1,500,000..................................      425,285      585,797      746,309        906,820      1,067,332
 1,700,000..................................      482,285      664,297      846,309      1,028,320      1,210,322

The credited years of service for the Chief Executive Officer and each of the four most highly compensated executive officers of the Corporation are: G.E. Crosby, Jr., 34; R.J. Casper, 5; G.F. Henderson, 18; W.A. Simpson, 3 and R.J. Chouinard, 19.


The Internal Revenue Code of 1986, as amended, limits the maximum annual retirement benefits payable to a participant under the Retirement Plan. Currently, the limit is $118,800 per person. Annual retirement benefits in excess of such limit (and those attributable to compensation in excess of the annual limit referred to above) are provided under the USLIFE Corporation Supplemental Retirement Plan and not under the Retirement Plan. The benefits provided under the Corporation's Supplemental Retirement Plan are included in the amounts shown in the above table. Participation in the USLIFE Corporation Supplemental Retirement Plan is limited to certain highly compensated individuals, including the named executive officers.


EMPLOYMENT AGREEMENTS

On April 1, 1989, Messrs. Crosby and Henderson entered into five-year employment contracts with the Corporation which provide for automatic one-year extensions thereafter occurring on each anniversary of the contract unless one party has given prior notice to the contrary. Effective April 16, 1990, Mr. Simpson entered into a similar contract with the Corporation. Effective April 1, 1991, Mr. Casper also entered into a similar contract with the Corporation. Effective May 1, 1993, the minimum annual compensation (and annual bonus, if applicable) as set forth in these employment contracts was as follows: Mr. Crosby, $910,000 ($580,000); Mr. Casper, $600,000; Mr. Henderson, $460,000; and Mr. Simpson,
$440,000. If the proposed annual incentive plan for selected key officers of the Corporation is approved by the shareholders, the Chief Executive Officer's annual bonus for years beginning in 1994 will be determined under such plan and will be subject to performance goals based on levels of income attributable to the Corporation's core life insurance businesses. On December 6, 1990, the Corporation established a trust with Manufacturers Hanover Trust Company, the predecessor to Chemical Bank, to make payments under these contracts in the event of a Change in Control. The trust, commonly known as a "rabbi trust", would be funded upon a Change in Control, by the Corporation or by a standby letter of credit entered into between the Corporation and a bank, in the amount of $15 million. Notwithstanding the establishment of the trust, the Corporation continues to be primarily liable for the benefits payable under the contracts and will be obligated to make such payments to the extent the trust does not.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Executive Compensation and Nominating Committee is currently composed of five independent, non-affiliated Directors none of whom is or has ever been an officer or employee of the Corporation or any of its subsidiaries. In addition, the members of the Committee do not, and have never had, any relationship with the Corporation or its subsidiaries which, in the opinion of the Board of Directors, could interfere with their exercise of independent judgment as members of the Committee.

14

The Committee reviews, considers and recommends for approval by the Board management's recommendations as to the form and level of compensation for all officers of the Corporation and its subsidiaries whose annual salaries exceed $60,000. The Committee also develops and recommends for approval by the Board all compensation plans in which officers of the Corporation and its subsidiaries participate and provides salary and benefit guidance for all levels of management.

It is the Corporation's policy to continue to maintain to the extent practicable 100% of the tax deductible status of all compensation paid to its executive officers. Regulations under Section 162(m) of the Code, proposed in December 1993, generally disallow a tax deduction to public companies for compensation over one million dollars paid to a corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee has adopted, subject to shareholder approval, an annual incentive plan for selected key officers of the Corporation. Under the incentive plan, annual bonuses for the Chief Executive Officer and any other key officer who is selected to participate in the plan by the Committee will depend on the attainment of performance goals based on levels of income from the Corporation's core life insurance businesses. The Committee has also adopted, subject to shareholder approval, certain amendments to the Corporation's Restricted Stock Plan, 1991 Stock Option Plan and Book Unit Plan which are referred to below. If shareholder approval of the annual incentive plan and the amendments is obtained, compensation derived from these plans and paid to the Chief Executive Officer and the four other executive officers referred to above should qualify for the exception to the Section 162(m) deduction limitation for performance-based compensation.

The annual incentive plan and the various plan amendments are intended to qualify the compensation paid to the Chief Executive Officer and these other four executive officers for the exception to the Section 162(m) deduction limitation rather than to enhance the compensation which they would otherwise receive. Pursuant to Section 162(m), the compensation committee that establishes the performance goals contained in these plans and under which bonuses and other compensation is paid to a company's chief executive officer and its other four most highly compensated executive officers must consist of at least two "outside directors". All members of the Committee are outside directors within the meaning of the proposed regulations.

An agenda and supporting documentation were sent to Committee members in advance of the four meetings held in 1993 to allow sufficient time for review and consideration. The compensation policies that apply to the Corporation's executive officers, including the executives named in this proxy statement, are outlined below. Important decisions made by the Committee during 1993, including decisions on the Chief Executive Officer's compensation, are also described.


The Corporation follows a policy of paying competitive base salaries that reflect the nature and scope of officers' responsibilities, individual performance evaluations, insurance industry pay practices and economic conditions. At the beginning of the year, management recommends an overall salary increase guideline for officers and individual officer salary increases. The Committee reviews the performance evaluations of all senior officers of the Corporation and the chief executive officer of each subsidiary. In addition, the Committee reviews life insurance industry executive compensation and salary practices using survey data from the Life Office Management Association, Sibson, Executive Compensation Service, William Mercer and Company as well as the proxy statements of 18 life insurance companies of which 8 are part of the Standard & Poor's Insurance Composite Index used in the Corporation's performance graph appearing on page 17 of this proxy statement. The proxy statements of the 10 life insurance companies surveyed by the Committee but not included in the Standard & Poor's Insurance Composite Index were chosen because the size and product mix of these companies are similar to those of the Corporation. The Committee uses the survey data to establish general parameters for evaluating management's proposed compensation recommendations, basing its target compensation on the median of such survey data. The Committee also annually reviews existing employment agreements with executive officers and recommends to the Board whether the agreements should be renewed or modified. (See section entitled "Employment Agreements".)



In 1993, based primarily on the 12% increase in 1992 in "normalized operating income" (excluding certain one-time accounting and receivables charges) over the prior year, the 10% increase in earnings per share for such period and the 13% increase in individual life pre-tax earnings for said period, the Committee recommended an overall salary increase guideline of 5% for officers. Salary increases recommended for individual officers, including the named executive officers, were higher or lower than 5%, depending on their individual performance appraisals which take into account, among other things, the officer's specific results achieved for the period, his or her strengths, all areas where there is an opportunity for improvement and the position relative to external pay practices. In evaluating the individual performances of the named executive officers, the Committee also took into account the Corporation's 14% increase in assets in 1992 over the prior year, the 16% increases in both life insurance in force and in individual annualized premiums for said period as well as the expense savings realized in 1992 over the previous year. In recommending a 13.3% salary increase in 1993 for the Chief Executive Officer of the Corporation which brought his salary to $910,000, as set forth in his employment agreement, the Committee considered the above-cited increases in the Corporation's financial performance, assigning approximately equal weight to each. The salary increases granted in 1993 to the named executive officers other than the Chief Executive Officer were on average approximately 3.9% higher than the increase granted to the Chief Executive Officer that year. The employment agreements of all named executive officers who have such agreements with the Corporation were modified in 1993 to reflect their salary increases. All existing employment agreements were continued according to their original provisions without modification, including the five-year term of the agreement except as to any salary increase.


Annual bonuses may be recommended for the named executive officers, other than the Chief Executive Officer, to recognize unusual and extraordinary performance. Such performance generally includes, but is not limited to, the achievement of exceptional returns on investments or significant reductions in operating expenses or significant increases in earnings per share or in operating income over the immediately previous year. In these instances, a description of the officer's performance and the recommended bonus is provided by the Chief Executive Officer to the Committee for its review and recommendation.


The Committee is responsible for recommending a bonus for the Chief Executive Officer of the Corporation. Bonuses have become a commonplace practice within the industry and normally represent a substantial portion of a chief executive officer's annual cash compensation, depending on the organization's financial results. Based on the Corporation's 1992 net income, the previously mentioned 12% increase in normalized operating income, the 10.5% increase in total revenues in 1992 over the prior year, the 14.5% increase in net investment income over 1991 as well as his primary role in the achievement of these results and the $510,000 minimum bonus level set forth in his employment agreement, the Chief Executive Officer's minimum bonus was increased to $580,000 in 1993. In recommending the Chief Executive Officer's level of compensation, the Committee also took into account the Corporation's net earnings per share from continuing operations, excluding capital gain and loss transactions, overall sales results, management of expenses and growth in assets, ascribing approximately equal weight to each of these measures. In 1992, all of these measures increased or improved over the prior year. Mr. Crosby's bonus award and salary increase for 1993 are commensurate with this improvement in the Corporation's performance. If the proposed annual incentive plan for selected key officers of the Corporation is approved by the shareholders, the Chief Executive Officer's annual bonus for years beginning in 1994 will be determined under such plan and will be subject to performance goals based on levels of income attributable to the Corporation's core life insurance businesses.


The Committee also administers the Corporation's long-term incentive program, consisting of awards of stock options, restricted stock and book units. This program is designed to encourage executive officers to acquire and hold stock in the Corporation so as to align their interests with those of the shareholders. Under guidelines adopted by the Committee in 1993 to encourage executive officers to exercise stock options and hold the acquired shares, corporate senior vice presidents and above as well as subsidiary chief executive officers receive one restricted share for every five shares purchased upon the exercise of an option if they pay for the option shares with previously-acquired shares. If the executive officer uses cash to pay for the option shares, he or she receives one restricted share for every three shares purchased upon the exercise of the option. Such additional restricted stock awards will, to ensure compliance with the requirements of Section 162(m) of the Code, be made subject to the attainment of performance goals in the case of the Chief Executive Officer and the other four most highly compensated executive officers. All such restricted

16

stock awards are subject to approval by the Committee in each instance. The restricted stock vests in three equal annual installments and there are forfeiture provisions if any of the shares received upon the option exercise are sold before completion of the three-year period. The restricted stock is subject to the terms and conditions of the Corporation's Restricted Stock Plan. In 1993, based on such guidelines, the Committee approved two awards totaling 2,203 shares of restricted stock to Mr. Crosby.


Awards of restricted stock under the Corporation's Restricted Stock Plan (other than restricted stock awards made in connection with the exercise of stock options under the guidelines described above) are intended to increase the total share holdings of executive officers and assist the Corporation in recruiting and retaining talented executives. In arriving at a decision to approve such a restricted stock grant to any executive officer under the Restricted Stock Plan as well as in determining the size of the award, the Committee considers both the number of restricted stock awards previously granted to the individual and the aggregate number of restricted shares to be included in the then current award. No restricted stock awards were made to executive officers under the Restricted Stock Plan in 1993 except for the awards of restricted stock made in conjunction with stock option exercises under the said guidelines. If the Restricted Stock Plan, as amended, is approved by shareholders, no officer will be eligible to receive awards under such plan for more than 75,000 restricted shares in the aggregate during any one-year period. In addition, the awards under the plan (other than awards made in conjunction with stock option exercises which are made to any individual other than the Chief Executive Officer and the other four most highly compensated executive officers) will be subject to forfeiture in the event that performance goals based upon the Corporation's net earnings per share from continuing operations are not satisfied.



Stock option grants give officers the right to purchase, with certain restrictions, shares of the Corporation's common stock at a price equal to 100% of the stock's fair market value on the grant date. In deciding the amount of stock options to recommend for award in 1993 to the named executive officers other than Mr. Crosby, the Committee took into account the value of the options at an assumed rate of future stock price appreciation, the total number of options already outstanding or previously granted and the aggregate number of options to be included in the current grants to all executive officers. The Committee also considered the previously mentioned 12% increase in 1992 in normalized operating income, total 1992 revenues and 1992 net investment income, assigning approximately equal importance to each of these factors. In arriving at its decision to award stock options to Mr. Crosby in 1993, the Committee took into consideration the value of the options at an assumed rate of future stock price appreciation, the total amount of options already outstanding or previously granted as well as the aggregate number of options to be included in the current grants to all executive officers. The Committee also considered the number of shares owned by each individual officer as well as the above cited 12% increase in 1992 in normalized operating income, the 10% increase in earnings per share and the 13% increase in pre-tax earnings for such period, each such increase being accorded approximately the same relative value. Based on the foregoing, in May of 1993, the Committee approved a grant of 30,000 option shares to Mr. Crosby at an exercise price of $37.375 per share which was the fair market value on the grant date. If the Corporation's 1991 Stock Option Plan, as amended, is approved by shareholders, no officer will be eligible to receive grants for more than 75,000 options in the aggregate during any one-year period.



A book unit award of 45,000 book units, based on the ratio of one and one half book units for each option granted, was also reviewed and approved by the Committee in 1993 for Mr. Crosby. The Committee used approximately the same ratio of book units to stock options in determining the amount of book units to be recommended for award to the named executive officers other than Mr. Crosby. Book units have a five-year performance period and accrue a value during the performance period equal to the sum of the cumulative increase in book value per share of the Corporation and cumulative dividends paid to shareholders. The ultimate value of the award is, therefore, linked directly to the Corporation's five-year earnings performance. Awards are paid in cash and officers are expected to use all or a portion of these proceeds to exercise stock options, pay taxes due on restricted stock and acquire additional shares in the open market. If the Corporation's Book Unit Plan, as amended, is approved by shareholders, no officer will be eligible to receive grants for more than 75,000 book units in the aggregate during any one-year period. In addition, the value of book units will no longer include cumulative dividends paid to shareholders.


              Executive Compensation and Nominating Committee

          Robert L. Shafer, Chairman            William G. Sharwell
          Austin L. D'Alton                     Beryl W. Sprinkel
          Franklin R. Saul

        Comparison of Five Year Cumulative Total Shareholder Return for USLIFE, S&P 500 Index, and S&P Insurance Composite Index


Set forth below is a line graph comparing USLIFE's cumulative total shareholder return on its common stock with the cumulative total return of the S&P
Corporate - 500 Stock Index and the S&P Insurance Composite Index for the period of five fiscal years commencing January 1, 1988. The example assumes an initial investment of $100 on January 1, 1988 and the reinvestment of all dividends.


                          1988     1989     1990     1991     1992     1993

        USLIFE            $100     $133     $ 87     $154     $181     $198

        S&P 500            100      132      128      166      179      197

        S&P Insurance      100      147      129      169      197      205
            Index

18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 1986, a condominium apartment was purchased in an arm's length transaction from The Landings, Ltd. by John W. Riehm, a nominee for director. The purchase price of $233,780 was financed by a $200,000 first mortgage loan from USLIFE Realty Corporation bearing an 8.5% interest rate for the initial 12-month period of the mortgage from the date of purchase, adjusted annually thereafter to a rate equal to the previous 12-month average of the United States 1-year Treasury bill rate plus 2.5%. As of February 1, 1994, the balance of the loan was $187,425, with an annual rate of interest of 8.25%. The purchase of this unit and its financing were on the same terms as were offered to all eligible buyers at the time of purchase.

In 1988, Wesley E. Forte, Executive Vice President-General Counsel of the Corporation, purchased a condominium apartment in an arm's length transaction from The Landings, Ltd., on the same terms as it and other units were offered to the public. The purchase price of $160,000 was financed by a first mortgage loan in the amount of $144,072 from USLIFE Realty Corporation bearing an initial interest rate of 7.5%, adjustable annually thereafter to a rate equal to the then current United States 1-year Treasury bill rate plus 275 basis points. As of February 1, 1994, the balance of the loan was $66,690, with an annual rate of interest of 6.25%. The financing terms of the unit are the same as were offered to all eligible buyers at the time of purchase.

ITEM 2: PROPOSAL TO APPROVE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The Board of Directors has adopted, subject to shareholder approval, a stock option plan for non-employee directors of the Corporation ("Plan"). The Plan will enable the Corporation to continue to compete aggressively to secure and retain qualified and experienced individuals to serve as outside directors of the Corporation. If the Plan is approved by the shareholders, a maximum of 250,000 shares of the Corporation's common stock as presently constituted will be reserved for issuance upon the exercise of stock options subject to adjustment upon changes in the capitalization of the Corporation due to merger, stock split, stock dividend or other similar events. Such shares may consist in whole or in part of authorized but unissued shares or treasury shares.

                               NEW PLAN BENEFITS
                USLIFE CORPORATION DIRECTORS' STOCK OPTION PLAN

Name and Position                                                       Dollar Value ($)        Number of Units
- ------------------------------------------------------------------  ------------------------  --------------------
Gordon E. Crosby, Jr..............................................             *                       *
Robert J. Casper..................................................             *                       *
Greer F. Henderson................................................             *                       *
William A. Simpson................................................             *                       *
Richard J. Chouinard..............................................             *                       *
Executive Group...................................................             *                       *
Non-Executive Director Group......................................        Not determinable(1)          20,000(2)
Non-Executive Officer Employee Group..............................             *                       *

- ---------------
* Indicates that the individual or group is not eligible to receive benefits under the Plan.

(1) The dollar value will be based on the closing price of the common stock on the date of the award.

(2) Represents 2,000 shares of common stock underlying each of the options to be awarded to the 10 non-executive directors.


The following description of the Plan is qualified by reference to the full text of the Plan which is set forth as Annex A to this proxy statement. A Committee of at least three (3) persons who shall be appointed by the Corporation's Board of Directors and none of whom shall be eligible to receive options under the Plan will administer the Plan. All questions regarding interpretation of the Plan or any options issued pursuant to the Plan shall be determined by the Committee; however, grants of the Corporation's common stock and the

                                                                              19
determination of the amount and nature of such grants under the Plan shall be automatic. Only directors of the Corporation who are not employees of the Corporation or its subsidiaries or affiliates ("eligible directors") are eligible to participate in the Plan and to receive stock options thereunder. As of March 31, 1994, the Corporation had 10 eligible directors, as follows: John
W. Riehm, William G. Sharwell and Beryl W. Sprinkel (who are nominees for election as directors) and Kenneth Black, Jr., Austin L. D'Alton, Thomas H. Lenagh, Eben W. Pyne, Franklin R. Saul, Robert L. Shafer and Pinkney C. Walker. Pursuant to the Plan, commencing on the date of the 1994 Annual Meeting and on the date of each subsequent Annual Meeting, each eligible director will automatically be granted options to purchase 2,000 shares of the Corporation's common stock at a purchase price equal to 100% of the stock's fair market value on the date of such grant. As of March 31, 1994, the fair market value of the Corporation's common stock was $38.625 per share. Only non-statutory options not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended ("Code") may be granted under the Plan. The full purchase price must be paid in cash when an option is exercised. Options vest and become exercisable one year after the date of their grant and expire 10 years after such date. An option may not be transferred except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. When shares are issued upon the exercise of an option, any excess in the fair market price of the stock over the option price is taxable as ordinary income to the optionee and allowable as a deduction by the Corporation. Options terminate when the optionee ceases to be a director of the Corporation except in the case of the death, disability or retirement of the optionee. All options will contain special provisions limiting the time during which they may be exercised following the death of the optionee or termination of the optionee's service as a director under certain circumstances. Shares subject to options which expire or terminate prior to exercise may be the subject of new options granted under the Plan.


Subject to shareholder approval at the Annual Meeting, the Plan will become effective as of the date of such meeting and will remain in effect for a period of ten (10) years thereafter unless sooner terminated by the Board of Directors. No grants shall be made on or after the tenth anniversary of the effective date.


The Board of Directors may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that no such amendment shall be made without the approval of the shareholders which shall change the number of shares of common stock subject to the Plan or the class of directors eligible to participate therein or materially increase the benefits to optionees. Further, no such amendment shall be effective without the approval of the shareholders of the Corporation if shareholder approval of said amendment is then required pursuant to applicable securities law or any other requirement applicable to the Corporation or if said amendment would cause the Plan not to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, ("Rule 16b-3") or would cause an eligible director not to be deemed "disinterested" under such rule.



Pursuant to New York law, the affirmative vote of the holders of a majority of the votes cast by the holders of common and preferred stock entitled to vote at the meeting, voting as a single class, is required to approve the Stock Option Plan, and abstentions and broker non-votes will not be counted as having voted on this Item 2. For purposes of determining whether this Plan has been approved by shareholders under Rule 16b-3, the affirmative vote of the holders of a majority of all outstanding shares of common and preferred stock present, or represented, and entitled to vote is required, and abstentions will be treated as present, or represented, and entitled to vote. Broker non-votes will not be so treated.



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE APPROVAL OF THE STOCK OPTION PLAN


ITEM 3: PROPOSAL TO APPROVE ANNUAL INCENTIVE PLAN

The Executive Compensation and Nominating Committee (the "Committee") has adopted, subject to shareholder approval, an annual incentive plan (the "Incentive Plan") for the named executive officers and

20

other key executive officers, as selected by the Committee. The following description of the Incentive Plan is qualified by reference to the full text of the Incentive Plan which is set forth as Annex B to this Proxy Statement.

Shareholder approval of the Incentive Plan is recommended by the Board of Directors in order to provide an incentive to those key officers who have had, and who are expected to continue to have, a significant impact on the performance of the Corporation, and to maintain the tax-deductible status of the annual bonus payments to the Chief Executive Officer and any other participating key officers who are among the other four most highly compensated executive officers.

Under the Incentive Plan, annual bonuses for participating key officers will depend on the attainment of performance goals based on levels of income from the Corporation's core life insurance businesses. In connection with the adoption of the Incentive Plan, the Corporation entered into an amendment to Mr. Crosby's employment agreement under which his annual bonus for years beginning in 1994 will be determined under the Incentive Plan, and will therefore be subject to the attainment by the Corporation of the applicable performance goals. Annual bonuses for other key officers may also be determined under the Incentive Plan. Performance goals will be determined by the Committee prior to the commencement of the applicable plan year. Under the Incentive Plan, no participant will be entitled to receive an award for any year in an amount in excess of 75% of such participant's "base salary" as in effect on January 1 of such year, except that in no event will "base salary" for such purposes be deemed to exceed the participant's actual base salary as in effect on January 1, 1994 increased at the rate of 15% per year (25% in the case of a promotion) or, if such participant is first employed by the Corporation or one of its subsidiaries after January 1, 1994, such participant's actual base salary as in effect on the date of hire increased at the rate of 15% per year (25% in the case of a promotion).

The Incentive Plan will be administered by the Committee, which will select plan participants from among approximately 20 key officers. Awards under the Incentive Plan will be paid in cash. The Committee has the discretion to reduce the maximum amount available for awards for a given year or not to make any awards at all if it determines in its sole discretion that such awards are not appropriate.


In the event a participant terminates employment prior to the end of a year for any reason other than disability, retirement or death, no award under the Incentive Plan will be paid for such year unless otherwise determined by the Committee in its sole discretion. If employment terminates by reason of disability, retirement or death, the participant will be entitled to receive a pro rata award. In the event of a "change in control", the payment of awards will be accelerated and the amount of such awards will be calculated as if the applicable performance goals had been met. For purposes of the Incentive Plan, events constituting a "change in control" are (i) a merger or consolidation to which the Corporation is a party and for which the approval of any shareholders of the Corporation is required; (ii) any person (as such term is used in Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Corporation; or (iv) a liquidation or reorganization of the Corporation. The specific performance goals under the Incentive Plan are determined by the Committee in its sole discretion. For this reason it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future.


The Board of Directors may at any time terminate, modify or suspend the Incentive Plan, in whole or in part.


Pursuant to New York law, the affirmative vote of the holders of a majority of the votes cast by the holders of common and preferred stock entitled to vote at the meeting, voting as a single class, is required to approve the Annual Incentive Plan, and abstentions and broker non-votes will not be counted as having voted on this Item 3.



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   THE APPROVAL OF THE ANNUAL INCENTIVE PLAN

ITEM 4: PROPOSAL TO APPROVE RESTRICTED STOCK PLAN, AS AMENDED

In 1989, the Board of Directors adopted, and the shareholders approved, the Corporation's Restricted Stock Plan (the "Restricted Plan"). The purpose of the Restricted Plan is to promote the growth and profitability of the Corporation and its subsidiaries by providing the incentive of long-term equity awards to those executive officers of the Corporation and its subsidiaries whose continued services are considered important to the Corporation. Approximately 25 executive officers are eligible to participate in the Restricted Plan.

On February 22, 1994 and March 21, 1994, the Committee adopted, subject to shareholder approval, amendments to the Restricted Plan that would limit the number of restricted shares ("Restricted Shares") of the Corporation's common stock that may be granted under the Restricted Plan to any one individual during any one-year period to no more than 75,000. In addition, the awards under the Restricted Plan (or the applicable portion of such awards) will, except as provided below in connection with the exercise of stock options by a participating officer other than the Chief Executive Officer and the other four most highly compensated executive officers, be subject to forfeiture in the event that performance goals based upon the Corporation's net earnings per share from continuing operations are not satisfied. The following description of the Restricted Plan, as amended, is qualified by reference to the full text of the Restricted Stock Plan which is set forth as Annex C to this Proxy Statement.

Shareholder approval of the Restricted Plan, as amended, is recommended by the Board of Directors to maintain the tax-deductible status of the compensation income realized in connection with awards under the Restricted Plan by the Chief Executive Officer and any other participants who are among the other four most highly compensated executive officers.

The Restricted Plan is administered by the Committee. Participation in the Restricted Plan generally is limited to those executive officers of the Corporation and its subsidiaries at the level of Senior Vice President and above. The Committee may, in its discretion, select other key officers of the Corporation and its subsidiaries to participate in the Restricted Plan.

Under the Restricted Plan, participating officers receive awards consisting of Restricted Shares, subject to restriction against sale, transfer or pledge for a five-year "restricted period" (three years in certain circumstances, as described below). A participating officer may be granted more than one award of Restricted Shares under the Restricted Plan. The number of Restricted Shares to be granted to any participating officer will be determined by the Committee.

Except as described below, 20% of a participating officer's Restricted Shares become free of the restrictions imposed by the Restricted Plan at the end of each of the five calendar years comprising the applicable restricted period. Under the proposed amendments, if the applicable performance goals, which are based on the Corporation's net earnings per share from "continuing operations" (as defined in the Restricted Plan), are not satisfied for a particular year, the portion of the Restricted Shares that was otherwise scheduled to become free of the restrictions at the end of such year will, except as described below, be forfeited. The Committee may, in its sole discretion, provide that the restrictions on such Restricted Shares will terminate at a rate different than the 20% rate described above.

If pursuant to guidelines adopted by the Committee in 1993, Restricted Shares are granted to a participating officer in connection with the exercise of stock options under the Corporation's Stock Option Plans, such Restricted Shares instead vest ratably over a three-year period. Such grants will not be subject to the performance goals described above if made to a participating officer other than the Chief Executive Officer and the other four most highly compensated executive officers.

During the applicable restricted period, participating officers are entitled to vote their Restricted Shares and receive any dividends thereon. Under the proposed amendments, any such dividends for a particular year would (except in the case of Restricted Shares granted in connection with the exercise of stock options by a participating officer other than the Chief Executive Officer and the other four most highly compensated

22

executive officers) be forfeited unless the performance goals described above were satisfied for such year. Any such dividends will be held by the Corporation and will accrue interest pending the attainment of such performance goals for the pertinent year.

The aggregate number of shares of common stock which may be issued as Restricted Shares under the Restricted Plan will not exceed 700,000, subject to adjustment as provided in the Restricted Plan. The 3-for-2 stock split in December 1992 caused an adjustment in the aggregate number of shares to 1,050,000. Taking into account grants made under the Restricted Plan prior to March 31, 1994, there are currently 677,491 shares available to be granted under the Plan. The Corporation is not at this time seeking shareholder approval to increase the number of shares reserved for issuance under the Plan.


With respect to any participating officer, if such officer's employment is terminated prior to the end of the applicable Restricted Period due to death, permanent disability, retirement or termination by the Corporation without cause, or a "change in control" of the Corporation occurs, all restrictions on such officer's Restricted Shares (and the obligation to satisfy the performance goals described above) will terminate. For purposes of the Restricted Plan, events constituting a "change in control" are (i) a merger or consolidation to which the Corporation is a party and for which the approval of any shareholders of the Corporation is required; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Corporation; or (iv) a liquidation or reorganization of the Corporation. If a participating officer's employment is terminated for any reason other than those described above, such officer will immediately forfeit all Restricted Shares which are still subject to the restrictions of the Restricted Plan.


The Committee has the power to modify, amend or terminate the Restricted Plan at any time, provided that no such modification, amendment, or termination adversely affects a participating officer's rights with respect to any Restricted Shares previously granted, without the consent of such officer.

The number of Restricted Shares granted in fiscal year 1993 to each of the officers named in the Summary Compensation Table are as set forth in the Summary Compensation Table above. The number of shares granted to all executive officers as a group (21 persons) was 17,931 shares. Grants under the Restricted Plan are determined by the Committee in its sole discretion. For this reason, it is not possible to determine the benefits or amounts that will be received by any individual employee or group of employees in the future.


Pursuant to New York law, the affirmative vote of the holders of a majority of the votes cast by the holders of common and preferred stock entitled to vote at the meeting, voting as a single class, is required to approve the Restricted Plan, as amended, and abstentions and broker non-votes will not be counted as having voted on this Item 4. For purposes of determining whether this Plan has been approved by shareholders under Rule 16b-3, the affirmative vote of the holders of a majority of all outstanding shares of common and preferred stock present, or represented, and entitled to vote is required, and abstentions will be treated as present, or represented, and entitled to vote. Broker non-votes will not be so treated.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
                       OF THE RESTRICTED PLAN, AS AMENDED

ITEM 5: PROPOSAL TO APPROVE STOCK OPTION PLAN, AS AMENDED

In 1991, the Board of Directors adopted, and the shareholders approved, the Corporation's 1991 Stock Option Plan for key employees of the Corporation and its subsidiaries (the "Option Plan"). The Option Plan is intended to enable the Corporation and its subsidiaries to continue to compete aggressively to secure and retain qualified and experienced executive personnel. A maximum of 700,000 shares of the Corporation's common stock as presently constituted have been reserved for issuance upon the exercise of stock options which may be granted pursuant to the Option Plan, subject to adjustment as provided in the Option

Plan. The 3-for-2 stock split in December 1992 caused an adjustment in the aggregate number of shares to 1,050,000. Taking into account grants made prior to March 31, 1994, there are currently 547,000 shares available for issuance under the Option Plan. The Corporation is not at this time seeking shareholder approval to increase the number of shares reserved for issuance under the Plan.

On March 21, 1994, the Committee adopted, subject to shareholder approval, amendments to the Option Plan that would limit participation to "key officers" of the Corporation, and limit the number of options that may be granted under the Option Plan to any one individual during any one-year period to no more than 75,000. The following description of the Option Plan, as amended, is qualified by reference to the full text of the Option Plan which is set forth as Annex D to this Proxy Statement.

Shareholder approval of the Option Plan, as amended, is recommended by the Board of Directors to maintain the tax-deductible status of the compensation income generated upon the exercise of options under the Option Plan by the Chief Executive Officer and any other participating key officers who are among the other four most highly compensated executive officers.


Approximately 125 key officers are eligible to be granted options under the Option Plan. The Committee administers the Option Plan. The types of options that may be granted under the Option Plan are incentive stock options and non-qualified stock options. The Option Plan also provides for the automatic grant of "reload" options. Reload options are non-qualified options which are automatically granted to a participant upon the exercise of an option, provided the participant uses previously-owned shares to pay for the option shares. Reload options will be for the number of previously-owned shares delivered upon the employee's exercise of an option. Under the Option Plan, the purchase price of shares subject to each option will be 100% of their fair market value at the time of the grant of the option. The full purchase price of the shares must be paid, either in cash or by delivery of previously-owned shares, when an option is exercised. The fair market value of a share of common stock was $38.625 as of March 31, 1994. An option may not extend more than 10 years after the date of its grant, and it generally may not be transferred except by will or the laws of descent and distribution. There are no tax consequences to either the optionee or the Corporation when non-qualified or incentive stock options are issued. When shares are issued upon the exercise of a non-qualified option, any excess in the fair market price of the stock over the option price is taxable as ordinary income to the optionee and, subject to the provisions of Section 162(m) of the Code, allowable as a deduction by the Corporation. When shares are issued upon the exercise of an incentive stock option, there are no tax consequences to either the optionee (except to the extent any excess in the fair market price of the stock over the option price constitutes a tax preference item which requires payment of the alternative minimum tax) or the Corporation. Options terminate when the optionee ceases to be an employee of the Corporation or one of its subsidiaries except in the case of the death, disability or retirement of the optionee. The Option Plan provides that in the event of a "change in control" all outstanding options which have been held for at least six months from the date of grant shall be immediately vested and exercisable. For purposes of the Option Plan, events constituting a "change in control" are (i) a merger or consolidation to which the Corporation is a party and for which the approval of any shareholders of the Corporation is required; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Corporation; or (iv) a liquidation or reorganization of the Corporation. The Option Plan may be amended by the Committee, except that no amendment shall be made without the approval of shareholders which has the effect of increasing the number of shares of common stock subject to the Option Plan, changing the class of employees eligible to participate, reducing the purchase price of shares below 100% of the fair market value on the date of grant, extending the time during which options may be granted, or otherwise materially increasing the benefits to optionees. Shares subject to options which expire or terminate prior to exercise may be the subject of new options granted under the Option Plan. No option under the Option Plan may be granted after May 20, 2001.

24

The number of shares subject to options granted in fiscal year 1993 to each of the officers named in the Summary Compensation Table are as set forth in the Option/SAR Grants Table above. The number of shares granted to all executive officers as a group (21 persons) was 170,500 shares. Grants under the Option Plan are determined by the Committee in its sole discretion. For this reason, it is not possible to determine the benefits or amounts that will be received by any individual employee or group of employees in the future.


Pursuant to New York law, the affirmative vote of the holders of a majority of the votes cast by the holders of common and preferred stock entitled to vote at the meeting, voting as a single class, is required to approve the Option Plan, as amended, and abstentions and broker non-votes will not be counted as having voted on this Item 5. For purposes of determining whether this Plan has been approved by shareholders under Rule 16b-3, the affirmative vote of the holders of a majority of all outstanding shares of common and preferred stock present, or represented, and entitled to vote is required, and abstentions will be treated as present, or represented, and entitled to vote. Broker non-votes will not be so treated.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
                         OF THE OPTION PLAN, AS AMENDED

ITEM 6: PROPOSAL TO APPROVE BOOK UNIT PLAN, AS AMENDED

In 1976, the Board of Directors adopted, and the shareholders approved, the Corporation's Book Unit Plan (the "Book Unit Plan"). The purpose of the Book Unit Plan is to provide additional compensation to selected key employees which is directly related to the performance of the Corporation.

On March 21, 1994, the Committee adopted amendments to the Book Unit Plan that would limit participation to "key officers" of the Corporation, and limit the number of book units that may be granted under the Book Unit Plan to any one individual during any one-year period to no more than 75,000. In addition, under these amendments, the value of book units would no longer include cumulative dividends paid to shareholders. Such amendments were adopted subject to shareholder approval. The following description of the Book Unit Plan, as amended, is qualified by reference to the full text of the Book Unit Plan which is set forth as Annex E to this Proxy Statement.


Shareholder approval of the Book Unit Plan, as amended, is recommended by the Board of Directors to maintain the tax-deductible status of compensation realized with respect to book units by the Chief Executive Officer and any other participating key officers who are among the other four most highly compensated executive officers.



Approximately 30 key officers are eligible to participate in the Book Unit Plan. The Book Unit Plan is administered by the Committee. Book units awarded under the Book Unit Plan generally have a five-year performance period (unless a different period is selected by the Committee) and accrue a value (under the Book Unit Plan, as amended) during the performance period equal to the sum of the cumulative increase in book value per share of the Corporation. Book unit awards are paid in cash. In the case of retirement, disability or death, or certain circumstances involving a "change in control" the valuation and payout of book units is accelerated. For purposes of the Book Unit Plan, events constituting a "change in control" are (i) a merger or consolidation to which the Corporation is a party and for which the approval of any shareholders of the Corporation is required; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Corporation; or (iv) a liquidation or reorganization of the Corporation. Book units are forfeited upon any other termination of employment. The Corporation's Board of Directors has the authority to amend or terminate the Book Unit Plan.

The number of book units granted in fiscal year 1993 to each of the officers named in the Summary Compensation Table are as set forth in the Long-Term Incentive Plan Awards Table above. The number of units granted to all executive officers as a group (21 persons) was 206,500 units. Grants under the Book Unit Plan are determined by the Committee in its sole discretion. For this reason, it is not possible to determine the benefits or amounts that will be received by any individual employee or group of employees in the future.


Pursuant to New York law, the affirmative vote of the holders of a majority of the votes cast by the holders of common and preferred stock entitled to vote at the meeting, voting as a single class, is required to approve the Book Unit Plan, as amended, and abstentions and broker non-votes will not be counted as having voted on this Item 6.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
                       OF THE BOOK UNIT PLAN, AS AMENDED

ITEM 7: RATIFICATION OF INDEPENDENT AUDITOR

The Board of Directors upon the recommendation of the Audit Committee has appointed KPMG Peat Marwick to serve as the Corporation's independent auditor for the year 1994, subject to ratification by the shareholders. This firm has audited the books of the Corporation for many years and is considered well qualified.

A representative of KPMG Peat Marwick will be present at the Annual Meeting to respond to appropriate questions, and will have the opportunity to make a statement.


The affirmative vote of the holders of a majority of the votes cast by the holders of common and preferred stock entitled to vote at the meeting, voting as a single class, is required for the ratification of this proposal. Abstentions and broker non-votes will not be counted as having voted on this Item 7.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

The date by which proposals of shareholders intended to be presented at the 1995 Annual Meeting must be received at the Corporation's principal executive office for inclusion in its proxy statement and form of proxy relating to the meeting is December 12, 1994.

MISCELLANEOUS


As of a reasonable time prior to the mailing of this Proxy Statement, the Board of Directors knew of no other business to be presented at the Annual Meeting. Should any other business properly come before the meeting, the persons named in the proxy will act upon such matters in accordance with their best judgment.



On September 25, 1990, the Board of Directors approved amendments to the Corporation's By-laws. The amendments require a minimum of 60 days notice, prior to the Annual Meeting or any special meeting of shareholders, of either (i) a nomination of a director by a shareholder or (ii) any other shareholder proposal, in order for such nomination or proposal to be considered at said meeting. Shareholders nominating directors are also required to provide certain biographical information about nominees.



The expense of preparing, assembling and mailing the notice of meeting, Proxy Statement and proxy will be paid by the Corporation. USLIFE has retained Georgeson & Company Inc. to assist in the solicitation of proxies. The cost of such service is estimated at $12,000, plus reasonable expenses. In addition, directors, officers or employees of the Corporation may, without additional compensation, solicit shareholders through personal contact or by telephone, telegraph or facsimile. The Corporation also reimburses banks, brokers, nominees and other fiduciaries for postage and reasonable clerical expenses incurred by them in forwarding proxy material to the beneficial owners of USLIFE stock.

26

Effective May 25, 1993, USLIFE renewed its Directors' and Officers' Liability Policy with Great American Insurance Company for an additional term of one year at a cost of $304,064. Also, effective May 25, 1993, USLIFE purchased an Excess Directors' and Officers' Liability Policy from National Union Fire Insurance Company for a one-year term at a cost of $160,000. These policies insure the Corporation for any obligation it incurs to indemnify directors and officers under New York law, and insures directors and officers for losses incurred by them which may not be indemnified by the Corporation.

The Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available without charge upon written request to the Vice Chairman-Chief Financial Officer, USLIFE Corporation, 125 Maiden Lane, New York, New York 10038.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING! SHAREHOLDERS ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE ACT TODAY!.

                                      By order of the Board of Directors,

                                      /s/ Richard G. Hohn

                                      Richard G. Hohn
                                      Senior Vice President-
                                      Corporate Secretary & Counsel

New York, New York
April 11, 1994

                                                                         ANNEX A

        USLIFE CORPORATION
        NON-EMPLOYEE
        DIRECTORS'
        STOCK OPTION PLAN

- --------------------------------------------------------------------------------

                  PART 1. PLAN ADMINISTRATION AND ELIGIBILITY

I. PURPOSE

The purpose of this Non-Employee Directors' Stock Option Plan (the "Plan") of USLIFE Corporation (the "Corporation") is to make service on the Board more attractive to present and prospective outside directors of the Corporation, since the continued services of qualified and experienced outside directors are considered essential to the Corporation's sustained progress and business success.

II. ADMINISTRATION

The Plan shall be administered by a committee of at least three (3) persons appointed by the Board of Directors of the Corporation (the "Committee") none of whom shall be eligible to receive options under the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in Section VI. The Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) adopted under the Securities Exchange Act of 1934 (the " '34 Act") and accordingly is intended to be self-governing. To this end the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Committee in its sole discretion and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Committee under this Plan may be exercised by any one Committee member who is so authorized by the Committee. In no event shall the Committee or any member thereof exercise discretion with respect to designating the recipient of an option, the number of shares subject to an option, the date of grant or exercise price of an option.

III. PARTICIPATION IN THE PLAN

All directors of the Corporation shall participate in the Plan unless they are
(1) employees of the Corporation, or (2) employees of any subsidiary or affiliate of the Corporation ("Eligible Director").

IV. STOCK SUBJECT TO THE PLAN

A. The Stock which is to be made the subject of awards granted under the Plan shall be the Corporation's common stock, par value $1.00 per share ("Common Stock"). In connection with the issuance of shares of Common Stock under the Plan, the Corporation may, without specific authorization from its Board of Directors, from time to time use, in whole or in part, authorized but unissued shares or shares acquired or repurchased by the Corporation and held in its treasury.

B. AGGREGATE AMOUNT.

     (1) Subject to adjustment as provided in Section XI, the total number of shares of Common Stock issuable under the Plan shall not exceed 250,000 shares.

     (2) If any outstanding option under the Plan expires or is terminated for any reason, then the Common Stock allocable to the unexercised or surrendered portion of such option shall not be charged against the limitation of Section IV(B)(1) and may again become the subject of a stock option granted under the Plan.

                             PART 2. STOCK OPTIONS

V. NON-STATUTORY STOCK OPTIONS

All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended to date and as may thereafter be amended from time to time (the "Code").

VI. TERMS, CONDITIONS AND FORM OF OPTIONS

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Each agreement shall be issued as soon as convenient to the Corporation after the Grant Date and shall comply with and be subject to the following terms and conditions provided that any Agreement may contain such terms, provisions and conditions as are not inconsistent with the Plan:

A. OPTION GRANT DATES. One option shall be granted automatically on the date of each annual meeting ("Annual Meeting") of shareholders (the "Grant Date") to each Eligible Director commencing after the Annual Meeting at which this Plan is approved.

B. OPTION FORMULA. Options granted to Eligible Directors on each Grant Date shall be an option to purchase 2,000 shares of Common Stock.

C. OPTION NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the director other than by will, or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder and shall be exercised, during the lifetime of the director, only by the participating director, except as provided above. No option or interest therein may be transferred, assigned, pledged or hypothecated by the director during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

D. OPTION PERIOD. Options become exercisable on the first anniversary of the Grant Date; provided, however, that any option granted pursuant to the Plan shall become exercisable in full upon the death of the director or his or her retirement because of age in accordance with Corporation policy or retirement because of total and permanent disability as defined in the Social Security Law (42 USC 423(d)) or its successor, but in no event shall an option become exercisable before the end of six months after its Grant Date.

Options shall terminate upon the expiration of ten (10) years from the Grant Date, subject to prior termination as hereinafter provided.

E. EXERCISE OF OPTIONS. Options may be exercised, in lots of not less than 100 shares, only by written notice given to the Secretary of the Corporation at the Corporation's headquarters accompanied by payment, in cash, of the full consideration for the shares as to which they are exercised together with a sum necessary to satisfy any Federal, state, or local taxes including, without limitation, FICA taxes, medicare tax and any transfer taxes required by law to be withheld. No fractional shares will be issued.

F. TERMINATION OF OPTIONS. Each option and all right, title and interest of a director in and to an option, to the extent that it has not been exercised, shall terminate upon his or her termination as a director for any reason other than death or retirement because of age in accordance with Corporation policy or retirement because of total and permanent disability and in case of such retirement or disability, three (3) months from the date thereof. In the event of the death of the director, the option shall terminate upon failure of the personal representative to exercise the option in accordance with the time period provided in subsection G below.

G. DEATH OF DIRECTOR. Any option granted under the Plan and outstanding on the date of an Eligible Director's death may be exercised by the personal representative of the director's estate or by the person or persons to whom the option is transferred pursuant to the director's will or in accordance with the laws of descent and distribution, at any time prior to the specified expiration date of such option or the first anniversary of the director's death, whichever is the first to occur. Upon the occurrence of the earlier event, the option shall terminate and be null and void.

VII. OPTION PRICE

The option price per share for the shares covered by each option shall be one hundred per cent (100%) of the fair market value of a share of the Corporation's Common Stock on the Grant Date. The fair market value of a share of Common Stock shall be its closing price as quoted on the New York Stock Exchange Composite Transaction Reporting System, on the Grant Date. If there is no quotation available for such day, then the closing price on the preceding day for which there does exist such a quotation shall be determinative of fair market value.

                           PART 3. GENERAL PROVISIONS

VIII. ASSIGNABILITY

The rights and benefits under this Plan shall not be assignable or transferable by a director other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and except as provided above, during the lifetime of the director options granted under the Plan shall be exercisable only by each such director.

IX. TIME FOR GRANTING OPTIONS

No options may be granted under the Plan after May 17, 2004, or if May 17, 2004 is not a business day, after the next succeeding business day.

X. LIMITATION OF RIGHTS

A. NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Corporation will retain a director for any period of time, or at any particular rate of compensation.

B. NO SHAREHOLDERS' RIGHTS FOR OPTIONS. Neither the recipient of an option under the Plan nor an optionee's successor or successors shall have any rights as a shareholder with respect to the shares covered by options awarded to that director until the date of the issuance to such director of a stock certificate therefor, and no adjustment will be made for any dividends, or other distribution or rights for which the record date is prior to the date such certificate is issued.

XI. ADJUSTMENTS TO STOCK

In the event any change is made to the Common Stock subject to the Plan or subject to any outstanding option granted under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), then appropriate adjustments shall be made to the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding options. In the case of any stock split or stock dividend, such adjustments shall be self-operative and shall not require any specific action by the Corporation's Board of Directors to effectuate the same.

XII. EFFECTIVE DATE OF THE PLAN


The Plan was authorized by the Corporation's Board of Directors effective as of April 1, 1994, subject to and conditioned upon approval by the holders of a majority of the Corporation's outstanding shares of Common Stock and preferred stock present or represented, and entitled to vote at the meeting, all voting as a single class. No options may be granted pursuant to the Plan until May 17, 1994.


XIII. AMENDMENT OF THE PLAN

The Board of Directors of the Corporation may suspend, amend or terminate the Plan at any time, in its sole and absolute discretion; provided, however, that without approval of the shareholders, no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section XI), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. Further, no amendment of the Plan may alter or impair any rights or obligations of any option previously granted without the consent of the recipient. The Plan provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder or unless such amendment is permitted by Rule 16b-3(c)(ii)(B) under the '34 Act.

XIV. NOTICE

Any notice to the Corporation under any of the provisions of this Plan shall be in writing, addressed to the Secretary of the Corporation and shall become effective upon receipt.

XV. GOVERNING LAW

The Plan and all determinations made and actions taken pursuant hereto shall be governed solely by the internal laws of the State of New York and construed accordingly.

                                                                         ANNEX B

        ANNUAL INCENTIVE PLAN
        FOR SELECTED KEY OFFICERS OF
        USLIFE CORPORATION AND ITS SUBSIDIARIES

        (EFFECTIVE AS OF JANUARY 1, 1994)

- --------------------------------------------------------------------------------

1. PURPOSE OF THE PLAN.

The purpose of this Annual Incentive Plan (the "Plan") is to provide an incentive and reward to selected key officers of USLIFE Corporation (the "Corporation") and its subsidiaries who have had, and who are expected to continue to have, a significant impact on the performance of the Corporation by making such key officers participants in the Corporation's profits through the medium of annual incentive awards.

2. DEFINITIONS.


(a) The term "Change in Control" shall mean (i) a merger or consolidation to which the Corporation is a party and for which the approval of any shareholders of the Corporation is required; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Corporation; or (iv) a liquidation or reorganization of the Corporation.


(b) The term "Core Life Insurance Businesses" shall mean the Corporation's individual line of business, including individual life and individual investment contracts.

(c) The term "Income" shall mean pre-tax income, before capital gains and losses, for the Corporation's individual line of business, including individual life, individual investment contracts and income from capital and surplus, before changes in accounting principles and before material non-operational items that are beyond the control of the Corporation's management, provided that the Committee may, in its sole discretion, elect to take such material non-operational items into account to the extent such items would result in a reduction in pre-tax income.

(d) The term "Permanent Disability" shall mean a physical or mental condition of a Participant that, in the judgment of the Committee, after consultation with a duly licensed physician, permanently prevents such Participant from being able to serve as an active employee of the Corporation and its subsidiaries. For purposes of determining the day on which a Participant becomes permanently disabled, the Committee may select the day on which such Participant first becomes eligible for long-term disability benefits under the Corporation's long-term disability plan then in effect.

(e) The term "subsidiary" shall mean any corporation at least 50% of whose issued and outstanding voting stock is owned, directly or indirectly, by the Corporation.

3. ADMINISTRATION OF THE PLAN.

(a) This Plan shall be administered by the Executive Compensation and Nominating Committee (the "Committee") of the Board of Directors of the Corporation (the "Board") which shall consist of not less than two members of the Board. Each member of the Committee shall be an "outside director" within the meaning of
Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). Service on the Committee shall constitute service as a director of the Corporation so that the members of the

Committee shall be entitled to indemnification and reimbursement as directors of the Corporation pursuant to its By-Laws.

(b) The Committee is authorized to interpret this Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem necessary or advisable. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Corporation, the shareholders of the Corporation and the key officers who participate in the Plan. The Committee shall be entitled to rely upon the determination of the independent auditor of the Corporation with respect to, for any given year, the calculation of Income from the Core Life Insurance Businesses.

4. PARTICIPATION IN THE PLAN.

(a) Participation in this Plan during any year shall be limited to those key officers ("Participants") of the Corporation and its subsidiaries who, in the opinion of the Committee, are in a position to have a significant impact on the performance of the Corporation and who are selected by the Committee; provided, that participation by a key officer of a subsidiary shall be subject to the approval of the Plan by such subsidiary's Board of Directors, which approval shall constitute the subsidiary's agreement to pay, at the direction of the Committee, awards directly to its key officers or to reimburse the Corporation for the cost of such participation in accordance with rules adopted by the Committee.

(b) Unless otherwise determined by the Committee in its sole discretion, if a Participant ceases to be employed by the Corporation or its subsidiaries prior to the end of a year for any reason other than Permanent Disability, Retirement (as defined in the Corporation's Retirement Plan), or death, his or her participation in the Plan for such year will terminate forthwith and he or she will not be entitled to any award for such year. If, prior to the end of a year, a Participant's employment ceases because of Permanent Disability, Retirement or death, or if the effective date of participation by a Participant for any year shall be after January 1 of the Plan year, the Participant shall be entitled to receive only that proportion of the amount, if any, that he or she otherwise would have received under the Plan for the full calendar year which the number of calendar days of his or her employment during such year bears to the total number of calendar days in such year.

5. MAXIMUM AWARDS UNDER THE PLAN FOR ANY YEAR.

No Participant shall be entitled to receive an award under the Plan for any year in an amount in excess of 75% of such Participant's base salary as in effect on January 1 of such year; provided, however, that in no event shall "base salary" for such purposes be deemed to exceed such Participant's actual base salary as in effect on January 1, 1994 increased at the rate of 15% per year (25% per year in the case of a promotion), or, if such Participant is first employed by the Corporation or one of its subsidiaries after January 1, 1994, such Participant's actual base salary as in effect on the date of hire increased at the rate of 15% per year (25% per year in the case of a promotion).

6. DETERMINATION OF INCENTIVE AWARDS.

(a) The Committee may authorize awards to eligible key officers based on the attainment by the Corporation of performance goals established by the Committee. The performance goals shall be based on absolute levels of Income from the Core Life Insurance Businesses. Prior to the commencement of each Plan year, or, in the case of the 1994 Plan year, prior to April 1, 1994, the Committee shall establish the specific performance goals to be used to calculate awards under this Plan for such year.

(b) The Committee shall not be obligated to make awards for the maximum amount available under Section 5 nor to make any awards at all if, in the sole discretion of the Committee, such awards are not appropriate in a given year. Any unawarded balance of the maximum amount available for awards in any year shall not be carried forward or made available for awards in any future year.

(c) Prior to the commencement of each Plan year, the Committee shall have absolute discretion to determine the Participants who are to receive awards under this Plan for such year and to determine the performance goals for such awards.

(d) The amount determined and reported by the Corporation's independent auditor to the Committee as Income from the Core Life Insurance Businesses for a given year shall be final, conclusive and binding upon all parties, including the Corporation, the shareholders of the Corporation and the Participants, notwithstanding any subsequent special item or surplus charge or credit which may be considered applicable in whole or in part to such year; provided, however, that, if the maximum amount determined and reported to the Committee by the Corporation's accountants as the Income from the Core Life Insurance Businesses for any year shall later be held by final judgment of a court of competent jurisdiction to have been more than the Income from the Core Life Insurance Businesses for such year, the amounts subsequently available for awards under this Plan shall be reduced by the amount of any excess paid under the Plan as a result of the overstatement of Income from the Core Life Insurance Businesses. Any such overstatement of Income from the Core Life Insurance Businesses and resulting excess awards shall be corrected exclusively by adjustment of the amounts subsequently available for awards and not by recourse to any person.

7. METHOD AND TIME OF PAYMENT OF AWARDS.

(a) Following the completion of each Plan year, the Committee shall certify the attainment of each Participant's performance goals in the manner required by
Section 162(m) of the Code. Awards for any year shall be paid in cash.

(b) Subject to Section 7(c) below, awards shall be paid in full no later than April 30 of the year following the Plan year for which the award is made.

(c) In the event of a Change in Control, the payment of awards for the Plan year in which such Change in Control occurs shall be accelerated and shall be made on the date on which the Change in Control occurs. The amount of such award shall be calculated as if all performance targets have been met to produce the maximum award.

8. MODIFICATION, SUSPENSION OR TERMINATION.

The Board of Directors of the Corporation may at any time terminate or from time to time modify or suspend, in whole or in part, and if suspended, may reinstate, any or all of the provisions of this Plan.

9. MISCELLANEOUS.

(a) In the event of a change in the Corporation's fiscal year, this Plan shall apply, with pro rata adjustment in Income from the Core Life Insurance Business to be applied, for any intermediate period not consisting of twelve months, and shall then apply to each fiscal year following.

(b) The Plan shall be effective as of January 1, 1994; provided, however, that it shall be a condition to the effectiveness of the Plan, and any awards hereunder, that the shareholders of the Corporation shall approve the adoption of the Plan at the 1994 annual shareholders' meeting. If such shareholders fail to approve the Plan, then the Plan and any awards hereunder shall be null and void ab initio. Any approval by shareholders under this Plan shall require the affirmative vote of the holders of a majority of the outstanding voting stock of the Corporation present in person or by proxy at the meeting and voting on the proposal.

10. NON-ASSIGNABILITY AND CONTINGENT NATURE OF RIGHTS.

No Participant, no person claiming through him or her, nor any other person shall have any right or interest in the Plan or its continuance, or in the payment of any award under the Plan, unless and until all other provisions of the Plan, the rules adopted thereunder, and restrictions and limitations on the award itself have been fully complied with. No rights under the Plan, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature.

11. GOVERNING LAW.

This Plan shall be governed by and construed in accordance with the laws of the State of New York.

12. NO CONTRACT OF EMPLOYMENT.

Nothing contained herein shall be construed as a contract of employment between the Corporation and any Participant, or as giving a right to any person to continue in the employment of the Corporation or as limiting the right of the Corporation to discharge any Participant at any time, with or without cause.

                                                                         ANNEX C

        USLIFE CORPORATION
        RESTRICTED
        STOCK PLAN

        AS AMENDED

- --------------------------------------------------------------------------------

1. PURPOSE. The purpose of the USLIFE Corporation Restricted Stock Plan (the "Plan") is to promote the growth and profitability of USLIFE Corporation (the "Company") and its subsidiaries by providing the incentive of long-term equity rewards consisting of the common stock of the Company (the "Common Stock"), subject to certain restrictions as provided herein, to those executive officers of the Company and its subsidiaries who have had, and who are expected to continue to have, a significant impact on the performance of the Company, to encourage such officers to remain with the Company and to further identify their interests with those of the Company's shareholders.

2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings indicated:

     (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean the existence of circumstances whereby a termination of a Participant's employment by the Company is permitted under applicable law and without liability under the provisions of the employment agreement, if any, between such Participant and the Company.

     (c) "Change in Control" shall mean (i) a merger or consolidation to which the Company is a party and for which the approval of any shareholders of the Company is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Company; or (iv) a liquidation or reorganization of the Company.

     (d) "Committee" shall mean the Executive Compensation and Nominating Committee of the Board of Directors.

     (e) "Covered Employee" shall have the meaning specified in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended.

     (f) "Earnings Per Share from Continuing Operations" shall mean the Company's income from operations per share, before the impact of realized gains and losses, discontinued operations, changes in accounting principles and extraordinary items and before material non-operational items that are beyond the control of the Company's management, provided that the Committee may, in its sole discretion, elect to take such material non-operational items into account (but not for purposes of determining Threshold Earnings Per Share from Continuing Operations) to the extent such items would result in a reduction in the Company's income from operations.

     (g) "Initial Restricted Period" shall mean the Restricted Period beginning on January 1, 1989 and ending on January 1, 1994.

     (h) "Participant" shall mean any executive officer of the Company or one of its subsidiaries who has met the eligibility requirements set forth in
     Section 5 hereof and to whom a grant has been made and is outstanding under the Plan.

     (i) "Permanent Disability" shall mean a physical or mental condition of a Participant that, in the judgment of the Committee, after consultation with a duly licensed physician, permanently prevents such Participant from being able to serve as an active employee of the Company and its subsidiaries. For purposes of determining the day on which a Participant becomes Permanently Disabled, the Committee may select the day on which such Participant first becomes eligible for long-term disability benefits under the Company's long-term disability plan then in effect.

     (j) "Restricted Period" shall mean a period of five consecutive calendar years, commencing with the first day of the calendar year in which the Restricted Shares are granted, during which restrictions on such Restricted Shares are in effect.

     (k) "Restricted Shares" means shares of Common Stock granted to a Participant subject to the restrictions specified in Section 6 of the Plan.

     (l) "Retirement" shall mean a Participant's cessation of employment by reason of retirement under the USLIFE Corporation Retirement Plan.

     (m) "Threshold Earnings Per Share from Continuing Operations" shall mean, with respect to any calendar year, the average of the Company's Earnings Per Share from Continuing Operations for the three preceding calendar years.

3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to: (i) select Participants; (ii) determine the number of Restricted Shares subject to each grant; (iii) determine the time or times when grants are to be made; (iv) prescribe the form or forms of the instruments evidencing any grants made hereunder, provided that such forms are consistent with the Plan;
(v) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (vi) construe and interpret the Plan and any related documents including, without limitation, any Restricted Share Agreement (as defined in Section 6(a) hereof); and (vii) make all other determinations deemed advisable or necessary for the administration of the Plan. All determinations by the Committee shall be final and binding.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN. No more than 1,050,000 shares of Common Stock in the aggregate (as adjusted for the December 1992 3-for-2 stock split) shall be issued as Restricted Shares under the Plan, subject to adjustment as provided in Section 7 hereof. A Participant may be granted more than one award of Restricted Shares under the Plan. No Participant shall be granted more than 75,000 Restricted Shares in the aggregate under the Plan during any one-year period, subject to adjustment as provided in Section 7 hereof. Shares of Common Stock issued as Restricted Shares under the Plan that are later forfeited pursuant to Section 6 hereof may again be subject to grants under the Plan. All shares of Common Stock issued as Restricted Shares hereunder shall either be shares held by the Company in its treasury or shares previously forfeited under the terms of the Plan.

5. ELIGIBILITY AND PARTICIPATION. Participation in the Plan shall be limited to those executive officers of the Company and its subsidiaries at the level of Senior Vice President and above (including Directors who are officers) and such other key officers as shall be designated by the Committee as being in positions in which they can make a significant impact on the profitability of the Company. The Committee may at any time designate additional executive officers as Participants or revoke any prior designation, but such revocation shall not affect a Participant's rights with respect to Restricted Shares granted prior to the revocation.

6. PROVISIONS APPLICABLE TO RESTRICTED SHARES.

     (a) Grants of Restricted Shares. The Committee may grant Restricted Shares to Participants at any time. Subject to the provisions of Sections 6(b) and
     (d) hereof, a grant of Restricted Shares shall be effective for the entire applicable Restricted Period and may not be revoked. Each grant to a

     Participant shall be evidenced by a written agreement, signed by the Participant (a "Restricted Share Agreement"), which shall state the number of Restricted Shares granted, the Restricted Period, the restrictions that apply to such Restricted Shares, and any other terms, conditions, and rights with respect to such grant.

     (b) Restrictions. At the time Restricted Shares are granted to a Participant, share certificates representing the appropriate number of Restricted Shares shall be registered in the name of such Participant but held by the Company for the account of such Participant. Such certificates shall bear a legend restricting their transferability as provided herein. During the Restricted Period, the Participant shall have the right to vote such Restricted Shares. Dividends paid for any calendar year during the Restricted Period shall be held by the Company for the account of such Participant and shall, subject to clause (iii) of this Section 6(b), be distributed to the Participant as soon as practicable following the January 1 following such calendar year, with the exception of dividends payable on grants made under the Company's Long-Term Incentive Award Guidelines to participants who are not Covered Employees, which shall be paid as set forth in Section 6(c). The Restricted Shares shall, however, be subject to the following restrictions during the Restricted Period:


        (i) subject to Sections 6(c) and (d) hereof, none of the Restricted Shares may be sold, exchanged, transferred, assigned, pledged, or otherwise encumbered or disposed of by the Participant during the applicable Restricted Period; provided, however, that as of January 1 (the "Vesting Date") of each of the second, third, fourth and fifth of the five calendar years comprising such Restricted Period, and as of January 1 following such fifth calendar year, (the "Vesting Schedule"), such restrictions (including any restrictions under the applicable Restricted Share Agreement) shall, subject to clause (iii) of this
        Section 6(b), terminate with respect to 20% (the "Vesting Rate") of the number of Restricted Shares granted to such Participant for such Restricted Period and, as soon as practicable following the relevant Vesting Date, certificates for the appropriate number of shares of Common Stock shall be delivered to such Participant, free of the restrictions of the Plan and the Restricted Share Agreement, in accordance with Section 6(e) hereof;


        (ii) subject to Section 6(d) hereof, if such Participant ceases to be an employee of the Company or any of its subsidiaries prior to the expiration of the applicable Restricted Period, any Restricted Shares granted to such Participant which are still subject to restriction shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company; and


        (iii) notwithstanding the provisions of clause (i) of this Section 6(b), but subject to the last sentence of Section 6(c) hereof, in the event that, for any calendar year during the Restricted Period, the Company's Earnings Per Share from Continuing Operations do not exceed the Company's Threshold Earnings Per Share from Continuing Operations, any Restricted Shares for which the applicable restrictions would have terminated as of the January 1 following such calendar year shall be forfeited and all rights of the Participant to such Restricted Shares (and to any dividends paid and held by the Company for such calendar year with respect to such Restricted Shares or any other Restricted Shares granted to the Participant) shall terminate without further obligation on the part of the Company.



     (c) Alternative Vesting Schedules and Rates. Notwithstanding the proviso to
     Section 6(b)(i) hereof, with respect to Restricted Shares granted to a Participant for any Restricted Period other than the Initial Restricted Period, the Committee may, in its sole discretion, prescribe that all restrictions on such Restricted Shares under the Plan and the applicable Restricted Share Agreement shall terminate in accordance with a schedule other than the Vesting Schedule and at a rate other than the Vesting Rate; provided, however, that any such grant shall, subject to the following sentence, be subject to the performance thresholds specified in Section 6(b)(iii). Grants made under the Company's Long-Term

     Incentive Award Guidelines, as amended from time to time, to Participants who are not Covered Employees are not subject to the forfeiture provisions contained in Section 6(b)(iii), and dividends payable on such shares shall not be held by the Company for the account of such Participant in accordance with Section 6(b) hereof but shall be paid on the regular dividend payment date.


     (d) Termination of Employment or Occurrence of a Change in Control. With respect to any Participant, if (i) such Participant ceases to be an employee of the Company or any of its subsidiaries prior to the expiration of the applicable Restricted Period by reason of death, Permanent Disability, Retirement or termination by the Company without Cause or (ii) a Change in Control occurs, all restrictions set forth in the Plan and the applicable Restricted Share Agreement (and the provisions of Section 6(b)(iii) hereof) shall terminate as to any Restricted Shares granted to such Participant which are still subject to restriction, and certificates for the appropriate number of shares of Common Stock free of the restrictions of the Plan and such Restricted Share Agreement shall be delivered to the Participant or his or her beneficiary or estate, as the case may be, in accordance with Section 6(e) hereof. If a Participant ceases to be an employee prior to the end of the applicable Restricted Period for any other reason, such Participant shall immediately forfeit, in accordance with the provisions of Section 6(b) hereof, all Restricted Shares granted to such Participant which are still subject to restriction.

     (e) Delivery of Restricted Shares. At the end of the applicable Restricted Period or at such earlier time as provided for in accordance with Section 6(b), (c) or (d) hereof, subject to Section 6(b)(iii) hereof, where applicable, all restrictions contained in the Plan and the applicable Restricted Share Agreement shall terminate as to the Restricted Shares granted to a Participant with respect to such Restricted Period, and certificates for the appropriate number of shares of Common Stock free of the restrictions of the Plan and the Restricted Share Agreement, registered in the name of the Participant, shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

7. CHANGES IN CAPITALIZATION. If any change shall occur in or affect the Common Stock on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of the Common Stock (other than regular dividends), the Committee shall make such adjustments, if any, that it may deem, in its sole discretion, necessary or equitable in (a) the maximum number of shares of Common Stock available for issuance under the Plan and (b) the number of shares of Common Stock subject to or reserved for issuance under outstanding Restricted Share grants. In the case of any stock split or stock dividend, such adjustments shall be self-operative and shall not require any specific action by the Company's Board of Directors to effectuate the same.


8. DESIGNATION OF BENEFICIARY. A Participant may designate a person or persons to receive, in the event of his or her death, any rights to which he or she would be entitled under the Plan. Such a designation shall be made in writing and filed with the Secretary of the Company. A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Secretary of the Company. If a Participant fails to designate a beneficiary, then his or her estate shall be deemed to be his or her beneficiary.


9. RIGHTS AS AN EMPLOYEE. Neither the Plan nor any action taken hereunder shall be construed as giving any officer or employee of the Company or any of its subsidiaries the right to become a Participant, and a grant under the Plan shall not be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its subsidiaries.

10. NONTRANSFERABILITY. A Participant's rights under the Plan, including the right to any amounts or Common Stock payable, may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to his or her designated beneficiary or, in the absence of such a designation, by will or the laws of descent and distribution.

11. WITHHOLDING. The Company and its subsidiaries shall have the right, before any payment is made or a certificate for any Common Stock is delivered, to deduct or withhold from any payment to a Participant under the Plan to satisfy any Federal, state, or local taxes, including transfer taxes, required by law to be withheld or to require the Participant or his or her beneficiary or estate, as the case may be, to pay any amount, or the balance of any amount, required to be withheld. The Committee may, in its discretion and subject to such rules and procedures as it may adopt, permit a Participant to satisfy in whole or in part his or her withholding tax obligations for Federal, state and local income taxes, including without limitation FICA, arising in connection with the vesting of Restricted Shares under the Plan by withholding shares of Common Stock with a fair market value equal to such withholding obligations from the shares that would otherwise vest and be delivered to the Participant.

12. NO TRUST OR FUND CREATED. Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its subsidiaries and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

13. EXPENSES. The expenses of administering the Plan shall be borne by the Company.

14. AMENDMENT AND TERMINATION. The Committee may modify, amend, or terminate the Plan at any time; provided, however, that no modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to him or her without the consent of such Participant.

15. GOVERNMENTAL AND OTHER REGULATIONS. The Plan and any grant hereunder shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any regulatory or governmental agency as may be required.

16. GOVERNING LAW. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of New York.

17. EFFECTIVE DATE. The Plan shall be effective as of January 1, 1989; provided, however, that it shall be a condition to the effectiveness of the Plan, and any grants hereunder, that the shareholders of the Company shall approve the adoption of the Plan at the 1989 annual shareholders' meeting. If such shareholders fail to approve the Plan, then the Plan and any grants hereunder shall be null and void ab initio. It shall be a condition to the effectiveness of any grants hereunder made on or after January 1, 1994 that the shareholders of the Company shall approve at the 1994 annual shareholders' meeting the amendments to the Plan submitted to the shareholders for their approval.

                                                                         ANNEX D

        USLIFE CORPORATION
        1991 STOCK OPTION PLAN

        AS AMENDED

- --------------------------------------------------------------------------------

The purpose of the 1991 Stock Option Plan of USLIFE Corporation (the "Plan") is to encourage and enable selected employees who are key officers of USLIFE Corporation (the "Corporation") and its subsidiary corporations upon whose judgment, initiative and efforts the Corporation is largely dependent for its business success to acquire a proprietary interest in the Corporation through the ownership of its common stock. In this Plan, the terms "employees of the Corporation", "employment by the Corporation", and "in the employ of the Corporation", shall be deemed to include employees of, employment by, and in the employ of, a "subsidiary corporation" or "parent corporation" of the Corporation, as those terms are defined in section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

1. THE STOCK. Options granted under the Plan shall be for the purchase of shares of common stock, par value $1.00 per share, of USLIFE Corporation together with any Common Stock Purchase Rights appertaining thereto ("Common Stock"). Subject to adjustment in the number and kind of shares as hereinafter provided, not more than 1,050,000 shares of such stock shall be sold on exercise of options under the Plan (as adjusted for the December 1992 3-for-2 stock split, pursuant to paragraph 12 below). Such shares may be authorized but unissued shares or shares acquired by the Corporation and held in its treasury, as the Board of Directors may determine. Any shares in respect of which an option granted under the Plan shall have expired or terminated may again be allotted under the Plan. Each option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable in connection with the granting of such option or the issue or purchase of shares subject thereto, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

2. TYPES OF OPTIONS. The types of Original Options (as defined in paragraph 10) that may be granted under the Plan are incentive stock options (hereinafter "ISOs"), as defined under section 422 of the Code, and non-qualified stock options. Any such option, or part thereof, granted under the Plan may be designated as an ISO or a non-qualified stock option by the Committee and with the approval of the Board of Directors of the Corporation.

3. ELIGIBILITY. Options shall be granted only to employees who are key officers of the Corporation (including key officers who are directors); provided that no options may be granted to directors who are not employees or to persons who are then serving on the Executive Compensation and Nominating Committee (the "Committee").

Under the Plan, the aggregate fair market value of the shares of Common Stock with respect to which all ISOs, including any ISOs granted after December 31, 1986 under the 1981 USLIFE Corporation Stock Option Plan (hereinafter "1981 Plan") are first exercisable by the optionee during any calendar year shall not exceed $100,000. Notwithstanding any contrary provision of either the 1981 Plan or the Plan, no ISO shall be granted to any employee who, at the time the option is granted, owns directly or indirectly within the meaning of section 424(d) of the Code more than ten percent of the total combined voting power of all classes of stock of the Corporation, unless (a) the purchase price of shares under such option is at least 110% of the fair market value of a share of the Common Stock on the date the option is granted, and

(b) the expiration date of such option is a date not later than the day preceding the fifth anniversary of the date on which the option is granted.


4. NUMBER OF OPTIONS. No individual shall be granted more than 75,000 options in the aggregate under the Plan during any one-year period.


5. PRICE. The purchase price of shares under each option shall not be less than 100% of the fair market value of such shares at the time of grant of the option.

6. OPTION PERIOD. The period during which each option may be exercised shall be set forth in the option, but in no event shall an option be exercisable in whole or in part (a) before the end of six (6) months following the date of the grant, or (b) after the expiration of ten (10) years from such date; provided, however, that a Reload Option, as such term is defined in paragraph 10, may not be exercised for a period of three (3) years from the date of the exercise of an Original Option. Each option may be exercisable in one or more installments as provided therein.

7. EXERCISE OF OPTION. Except as provided in paragraphs 9 and 11 below, no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation and shall have been continuously so employed since the granting of the option. Payment for shares purchased must be made in full at the time of exercise. The purchase price may be paid in cash; and unless the Committee adopts a contrary resolution, the purchase price may also be paid through the delivery of shares of Common Stock owned by the employee or through a combination of cash and such shares equal to the total option price. Any shares so delivered will be valued at their fair market value on the day preceding the day of exercise and the value thereof shall not exceed the total option price. No fractional shares will be issued. The Corporation may require as a condition of the exercise of the option that the optionee will pay to the Corporation, in cash, an amount sufficient to satisfy the Corporation's obligation to withhold federal, state and local taxes with respect to the exercise of the option.

8. NON-TRANSFERABILITY OF OPTION. No option granted under the Plan to an employee shall be transferable by the employee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder, and such option shall be exercisable, during his or her lifetime, only by the employee.

9. DEATH OF OPTIONEE. In the event of the death of an optionee while entitled to exercise any option granted to him or her, such option shall be exercisable up to the date of expiration of the option period or within twelve months next succeeding the date of death, whichever is earlier, and then only (a) by the optionee's legal representatives or the person or persons to whom the optionee's rights under the option pass by the optionee's will or the laws of descent and distribution, and (b) to the extent that he or she was entitled to exercise the option at the date of his or her death.

10. RELOAD FEATURES. Whenever the holder of any option (the "Original Option") outstanding under the Plan (including any Reload Option granted under the provisions of this paragraph 10) exercises the Original Option and makes payment of the option purchase price in whole or in part by delivering shares of Common Stock previously held by him or her, then the holder of that Option shall, subject to paragraph 4 above, receive a new option (the "Reload Option") for that number of additional shares of Common Stock delivered by the optionee in payment of the purchase price for the Original Option being exercised. All such Reload Options granted hereunder shall be non-qualified stock options and shall be subject to all of the following terms and conditions:

     (a) the option price per share shall be the then current fair market value per share of the Common Stock as of the date of exercise of the Original Option;

     (b) the Reload Option shall be exercisable for three (3) years from the date it vests;

     (c) any Reload Option shall vest and be exercisable three (3) years from the date of its grant;

     (d) except as set forth in subparagraph (e) below, all other terms and conditions of Reload Options shall be identical to the terms and conditions of the Original Option; and

     (e) any and all Reload Options granted pursuant to this paragraph 10 shall be subject to the following additional conditions and restrictions:

        (i) no Reload Option shall be granted unless the shares tendered upon exercise of the Original Option in payment therefor have been held by the optionee for a period of more than six (6) months prior to the exercise of the Original Option; and

        (ii) if any of the shares of Common Stock which are issued upon exercise of the Original Option are sold within three (3) years following the exercise of the Original Option, then the Reload Option shall immediately terminate and the optionee shall have no further rights with respect to that Reload Option.

11. CONTINUATION OF EMPLOYMENT. Each option, to the extent it shall not have been exercised, shall terminate when the employment of the optionee terminates for any reason other than death, disability or retirement either after age 65, or prior thereto with the consent of the Board of Directors under a pension, profit sharing, long-term disability or similar plan of his or her employer. In the event of termination of employment because of such retirement or disability, the employee's options shall terminate on the date of expiration of the option period and may be exercised as though the optionee had remained in the employ of the Corporation until the termination of the option except as the Committee may provide. Nothing contained in the Plan or in any option granted pursuant to the Plan shall confer on any optionee any right to be continued in the employ of the Corporation.

12. DILUTION OR OTHER ADJUSTMENTS. In the event that the outstanding shares of Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, merger, consolidation, recapitalization, stock split, combination of shares, stock dividend or otherwise, the Board of Directors shall make appropriate adjustment in the number or kind of shares or securities available for option pursuant to the Plan and subject to any option, and the purchase price therefor. The determination of the Board of Directors as to such adjustments shall be conclusive. In the case of any stock split or stock dividend, such adjustments shall be self-operative and shall not require any specific action by the Corporation's Board of Directors to effectuate the same.

13. EFFECTIVE DATE AND TERMINATION OF THE PLAN. The Plan was authorized by the Board of Directors effective as of May 21, 1991, subject to and conditioned upon approval of the holders of a majority of the Corporation's then outstanding shares of Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Cumulative Preferred Stock and any other class or series of stock which is entitled to vote with the holders of the Common Stock, all voting as a single class. The Board of Directors may in its discretion terminate the Plan with respect to any shares for which options have not theretofore been granted. No option may be granted hereunder after May 20, 2001.

14. EFFECT OF A CHANGE IN CONTROL ON OPTIONS. "Change in Control" shall mean (i) a merger or consolidation to which the Corporation is a party and for which the approval of any shareholders of the Corporation is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Corporation; or (iv) a liquidation or reorganization of the Corporation. In the event of a Change in Control then all outstanding options, including Original Options and Reload Options, which have been held by the optionee for at least six (6) months from the date of their grant shall vest and become immediately exercisable and the restrictions contained in paragraph 10(c) and paragraph 10(e)(ii) shall no longer apply.

15. ADMINISTRATION AND AMENDMENT TO THE PLAN. The Plan shall be administered by the Committee as appointed from time to time by the Board of Directors from among its members, none of whom shall be eligible to be granted stock options under the Plan and each of whom shall be (a) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "'34 Act") and (b) an "outside director" within the meaning of
Section 162(m)(4) of the Code. Subject to and within the limitations provided in the Plan, the Committee shall grant options under the Plan on such terms and conditions as the Committee shall deem appropriate. The Committee from time to time may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on the Corporation and on all participants, and other persons eligible to participate, in the Plan. The Committee may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend the Plan in such respect as the Committee may deem appropriate; provided, however, that no such amendment shall be made, which would, without approval of the holders of a majority of the Corporation's outstanding shares of Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and any other class or series of stock which is entitled to vote with the holders of the Common Stock, all voting as a single class:

     (a) materially modify the eligibility requirements for receiving options or change the class of employees to whom options may be granted;

     (b) materially increase the number of shares of Common Stock which may be issued pursuant to options;

     (c) reduce the minimum purchase price for option shares as set forth in paragraph 5 above;

     (d) extend the period of granting options; or

     (e) materially increase in any other way the benefits accruing to optionees.

No amendment, suspension or termination of the Plan may, without the optionee's consent, alter or impair any of the rights or obligations under any option theretofore granted to an optionee under the Plan. The Committee may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to (a) permit the granting of options meeting the requirements of future amendments, if any, to the Code or future regulations issued thereafter and (b) ensure that options granted or to be granted hereunder meet the requirements of Rule 16b-3 of the '34 Act for exemption from the provisions of Rule 16b-3 thereunder, as such rule may hereinafter be amended.

                                                                         ANNEX E

        USLIFE CORPORATION
        BOOK UNIT PLAN

        AS AMENDED

- --------------------------------------------------------------------------------

                                   SECTION 1.

PURPOSE

1.1. This Plan shall be known as the USLIFE Corporation Book Unit Plan. The purpose of the Plan is to provide additional compensation which is directly related to the performance of USLIFE Corporation and its subsidiaries for selected key officers.

                                   SECTION 2.

DEFINITIONS

2.1. "Award Date" shall mean the January 1 set by the Committee for the date as of which Units are awarded to Participants.

2.2. "Beneficiary" shall include only persons who are living on the date of Payment under the Plan, or such living person or persons as a deceased Participant shall have designated as his or her beneficiaries by a written instrument executed by him or her and filed with the Secretary of the Company.

2.3. "Board of Directors" means the board of directors of USLIFE Corporation.

2.4. "Book Value Per Share" means the book value per share of common stock of the Company, determined on the basis of the certified financial reports of the Company as published in the Company's annual reports to shareholders.

2.5. "Change in Control" shall mean (i) a merger or consolidation to which the Company is a party and for which the approval of any shareholders of the Company is required; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) a sale or transfer of substantially all of the assets of the Company; or (iv) a liquidation or reorganization of the Company.

2.6. "Committee" means the Executive Compensation and Nominating Committee of the Company, or such other Committee composed of members of the Board of Directors who are not eligible to participate in this Plan as may be designated by the Board of Directors and who meet the definition of "outside director" under Section 162(m)(4) of the Internal Revenue Code of 1986, as hereinafter amended from time to time.

2.7. "Company" means USLIFE Corporation.

2.8. "Participant" means any key officer of the Company or its subsidiaries selected by the Committee to participate in the Plan.

2.9. "Payment" of Units means the actual payment in cash of the then value of Units.

2.10. "Plan" means USLIFE Corporation Book Unit Plan.

2.11. "Unit" means any Unit which has been awarded to a Participant, but for which no Payment has been made.

2.12. "Valuation Date" means the December 31 set by the Committee or by Section
6.5 as the date as of which the value of a Unit shall be established for subsequent Payment.

2.13. "Year" means the calendar year 1976 and each successive calendar year.

                                   SECTION 3.

EFFECTIVE DATE OF PLAN

3.1. This Plan shall be effective as of January 1, 1976.

                                   SECTION 4.

ADMINISTRATION

4.1. All matters of administration of this Plan shall be vested in the Committee.

                                   SECTION 5.

UNITS AND VALUATION

5.1. No more than 600,000 Units (as adjusted for the December 1992 3-for-2 stock split in accordance with Section 8.4) shall be outstanding under the Plan at any time. No Participant shall receive more than 75,000 Units in the aggregate under the Plan during any one-year period.


5.2. The Committee may award, in its sole discretion, one or more Units to key officers it has selected to become Participants in the Plan. A Participant may be awarded additional Units subsequently. Units shall be awarded as of an Award Date.


5.3. The value of a Unit shall be the amount by which the Book Value Per Share as of its Award Date has been increased or decreased by the increases (or decreases) in the Book Value Per Share for subsequent Years up to and including its Valuation Date set pursuant to Section 6.1.

                                   SECTION 6.

VALUATION DATE AND PAYMENT

6.1. The Committee shall set (by specifying at the time a Unit is awarded to a Participant a fixed date or dates or by formula referring to the occurrence of one or more events) the Valuation Date or Dates as of which the value of the Units shall be determined for the purpose of Payment, except as otherwise provided in Section 6.5.

6.2. Except as otherwise provided in Section 6.4, Payment of a Unit will be made as soon as practicable after the Valuation Date for such Unit. If as of the Valuation Date the Unit has no value, or a negative value, no Payment shall be made with respect thereto.

6.3. Except as provided in Section 6.4, any Units awarded to a Participant during his or her employment shall be forfeited upon the date such employment terminates, and he or she shall not be entitled to any Payment in respect thereof.


6.4. If a Participant ceases to be an employee of the Company or any of its subsidiaries due to retirement under the USLIFE Corporation Retirement Plan on his or her early, normal or deferred retirement date, disability or death, or a Change in Control occurs, the value of all his or her Units shall be paid to the Participant or his or her Beneficiary, as the case may be, as soon as practicable after retirement, disability or death, or the occurrence of the Change in Control, as the case may be. In the event the person or persons designated by a Participant as his Beneficiary shall not be living upon the date of Payment of Units, or if no designation has been made, then the Payment of Units shall be made to the estate of the Participant.


6.5. The Valuation Date for Units paid pursuant to Section 6.4 shall be the December 31 of the Year prior to the Year in which the Participant's retirement or death occurred.

6.6. A Unit which has been forfeited or whose Valuation Date has passed shall not be deemed an outstanding Unit for purposes of the first sentence of Section 5.1.

                                   SECTION 7.

NO ASSIGNMENT OF UNITS

7.1. Any and all Units which a Participant or any Beneficiary claiming under or through him or her shall have or might thereafter acquire under the Plan shall forthwith be forfeited in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation, made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise.

                                   SECTION 8.

MISCELLANEOUS

8.1. Nothing in the Plan shall give any Participant any right to continued employment by the Company or any subsidiary of the Company.

8.2. The Committee shall be entitled to rely on the advice of counsel, certificates of the independent auditor of the Company, and any other representations believed by the Committee to be genuine; and no member of the Committee shall be liable for any action taken in reliance on any such advice, certificates or representations.

8.3. The Plan may be terminated at any time by the Board of Directors in which event no further Units will be awarded under the Plan, but the provisions of the Plan with respect to Units theretofore awarded shall, subject to the provisions of Section 6.3, continue to apply until the value of all Units has been determined and Payment made.

8.4. In the event that the number of outstanding shares of common stock of the Company shall be changed by reason of split-ups, combinations, recapitalizations or stock dividends, the Committee shall make such adjustments as it deems appropriate in the number of Units which may be outstanding at any one time under this Plan, in the number of Units credited to the account of Participants and in Book Value Per Share.

                        ["USLIFE CORPORATION" LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Gordon E. Crosby, Jr., Greer F. Henderson and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of preferred stock in USLIFE Corporation which the undersigned is entitled to vote as of March 31, 1994, the record date, at the Annual Meeting of Shareholders to be held on May 17, 1994 or any adjournment thereof.

- ---------------------------------------------------
THIS SPACE IS PROVIDED FOR COMMENTS/ADDRESS CHANGE:
PLEASE MARK /X/ COMMENT/ADDRESS BOX ON REVERSE          THIS PROXY IS CONTINUED
                                                            ON THE REVERSE.

                                                           PLEASE SIGN ON THE
                                                           REVERSE AND RETURN
                                                               PROMPTLY.

                                                                     Please mark
                        ["USLIFE CORPORATION" LOGO]              /X/ your votes
                                                                     as this
                                                                         2

- --------   --------      This Proxy when properly executed will be voted in the
 PFD. A     PFD. B       manner directed herein by the undersigned shareholder.
                         If no direction is made, the shares represented by this Proxy will be voted FOR the Nominees named in
                         Item 1 and FOR the Proposals referred to in Items 2 through 7.

The Board of Directors unanimously recommends a vote FOR Items 1 through 7.

Item 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:
        John W. Riehm, Christopher S. Ruisi, William G.
        Sharwell, Beryl W. Sprinkel

FOR ALL       WITHHOLD FOR ALL           WITHHOLD FOR THE FOLLOWING ONLY
NOMINEES         NOMINEES           (WRITE THE NAME OF THE NOMINEE(S) IN THE
  / /              / /                            SPACE BELOW)


                                    -------------------------------------------

Item 2. Proposal to approve a Stock Option Plan for non-employee directors of the Corporation.

         FOR                        AGAINST                       ABSTAIN
         / /                          / /                           / /

Item 3.  Proposal to approve an Annual Incentive Plan    FOR   AGAINST   ABSTAIN
         for selected key officers of the Corporation.   / /     / /       / /

Item 4.  Proposal to approve the Corporation's           FOR   AGAINST   ABSTAIN
         Restricted Stock Plan, as amended.              / /     / /       / /

Item 5.  Proposal to approve the Corporation's 1991      FOR   AGAINST   ABSTAIN
         Stock Option Plan, as amended.                  / /     / /       / /

Item 6.  Proposal to approve the Corporation's Book      FOR   AGAINST   ABSTAIN
         Unit Plan, as amended.                          / /     / /       / /

Item 7.  Proposal to ratify the appointment of KPMG      FOR   AGAINST   ABSTAIN
         Peat Marwick as independent auditor of the      / /     / /       / /
         Corporation.

Item 8. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                        Will                Comments/
                        attend              Address
                        Annual   / /        Change - See   / /
                        Meeting             Reverse Side

             PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY!

Signature(s)                                             Date
             -----------------------------------------        ------------------
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                        ["USLIFE CORPORATION" LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Gordon E. Crosby, Jr., Greer F. Henderson and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock in USLIFE Corporation which the undersigned is entitled to vote as of March 31, 1994, the record date, at the Annual Meeting of Shareholders to be held on May 17, 1994 or any adjournment thereof.

- ---------------------------------------------------
THIS SPACE IS PROVIDED FOR COMMENTS/ADDRESS CHANGE:
PLEASE MARK /X/ COMMENT/ADDRESS BOX ON REVERSE          THIS PROXY IS CONTINUED
                                                            ON THE REVERSE.

                                                           PLEASE SIGN ON THE
                                                           REVERSE AND RETURN
                                                               PROMPTLY.

                                                                     Please mark
                        ["USLIFE CORPORATION" LOGO]              /X/ your votes
                                                                     as this
                                                                         1

- --------   ----------------------      This Proxy when properly executed will be
 COMMON     DIVIDEND REINV. SHS.       voted in the manner directed herein by
                                       the undersigned shareholder. If no
                                       direction is made, the shares represented by this Proxy will be voted FOR the Nominees named in Item 1 and FOR the Proposals referred to in Items 2 through 7.

The Board of Directors unanimously recommends a vote FOR Items 1 through 7.

Item 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:
        John W. Riehm, Christopher S. Ruisi, William G.
        Sharwell, Beryl W. Sprinkel

FOR ALL       WITHHOLD FOR ALL           WITHHOLD FOR THE FOLLOWING ONLY
NOMINEES         NOMINEES           (WRITE THE NAME OF THE NOMINEE(S) IN THE
  / /              / /                            SPACE BELOW)


                                    -------------------------------------------

Item 2. Proposal to approve a Stock Option Plan for non-employee directors of the Corporation.

         FOR                        AGAINST                       ABSTAIN
         / /                          / /                           / /

Item 3.  Proposal to approve an Annual Incentive Plan    FOR   AGAINST   ABSTAIN
         for selected key officers of the Corporation.   / /     / /       / /

Item 4.  Proposal to approve the Corporation's           FOR   AGAINST   ABSTAIN
         Restricted Stock Plan, as amended.              / /     / /       / /

Item 5.  Proposal to approve the Corporation's 1991      FOR   AGAINST   ABSTAIN
         Stock Option Plan, as amended.                  / /     / /       / /

Item 6.  Proposal to approve the Corporation's Book      FOR   AGAINST   ABSTAIN
         Unit Plan, as amended.                          / /     / /       / /

Item 7.  Proposal to ratify the appointment of KPMG      FOR   AGAINST   ABSTAIN
         Peat Marwick as independent auditor of the      / /     / /       / /
         Corporation.

Item 8. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                        Will                Comments/
                        attend              Address
                        Annual   / /        Change - See   / /
                        Meeting             Reverse Side

             PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY!

Signature(s)                                             Date
             -----------------------------------------        ------------------
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

["USLIFE CORPORATION" LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Gordon E. Crosby, Jr., Greer F. Henderson and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common and preferred stock in USLIFE Corporation which the undersigned is entitled to vote as of March 31, 1994, the record date, at the Annual Meeting of Shareholders to be held on May 17, 1994 or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 7.

1. ELECTION OF DIRECTORS.
      FOR all Nominees listed below            WITHHOLD AUTHORITY
      (except as marked to the contrary        to vote for all Nominees listed
      below) / /                               below / /

                     John W. Riehm, Christopher S. Ruisi,
                    William G. Sharwell, Beryl W. Sprinkel

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


- --------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE A STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS OF THE CORPORATION.

/ / FOR                        / / AGAINST                        / / ABSTAIN

3. PROPOSAL TO APPROVE AN ANNUAL INCENTIVE PLAN FOR SELECTED KEY OFFICERS OF THE CORPORATION.

/ / FOR                        / / AGAINST                        / / ABSTAIN

4.  PROPOSAL TO APPROVE THE CORPORATION'S RESTRICTED STOCK PLAN, AS AMENDED.

/ / FOR                        / / AGAINST                        / / ABSTAIN

5.  PROPOSAL TO APPROVE THE CORPORATION'S 1991 STOCK OPTION PLAN, AS AMENDED.

/ / FOR                        / / AGAINST                        / / ABSTAIN

6.  PROPOSAL TO APPROVE THE CORPORATION'S BOOK UNIT PLAN, AS AMENDED.

/ / FOR                        / / AGAINST                        / / ABSTAIN

7. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT AUDITOR OF THE CORPORATION.

/ / FOR                        / / AGAINST                        / / ABSTAIN

                             (CONTINUED ON REVERSE)

(COMMON)                (PFD. A)                (PFD. B)

8. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 THROUGH 7.

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS BELOW. WHEN SHARES ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. WHEN SIGNING AS
                                                ATTORNEY OR AS EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE FULL
                                                TITLE. IF A CORPORATION, PLEASE
                                                SIGN IN FULL THE CORPORATE NAME
                                                BY PRESIDENT OR OTHER AUTHORIZED
                                                OFFICER. IF A PARTNERSHIP,
                                                PLEASE SIGN IN PARTNERSHIP NAME
                                                BY AUTHORIZED PERSON.

                                                ................................
                                                           SIGNATURE

                                                ................................
                                                   SIGNATURE IF HELD JOINTLY

                                                DATED:  ................. , 1994

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

USLIFE Corporation                 Gordon E. Crosby, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer


         An Important Reminder to All USLIFE Corporation
             Savings and Investment Plan Participants



May 3, 1994


Dear Fellow Employee:

As a participant in the USLIFE Corporation Savings and Investment Plan, you recently received your copy of the Corporation's Proxy Statement for the 1994 Annual Meeting of Shareholders. To date, Bankers Trust has not yet received your proxy for the meeting.

Plan Participants are entitled to direct Bankers Trust Company to vote on their behalf at the meeting. Simply use the enclosed form to provide Bankers Trust with your instructions.

You are urged to participate in this important decision making process. Please take a moment now to sign, date and mail your form in the enclosed envelope. And remember, if you own USLIFE stock directly, you must complete each proxy card you receive to ensure that all your shares are represented and voted at the meeting.

Sincerely,

/s/ Gordon E. Crosby, Jr.

Gordon E. Crosby, Jr.

USLIFE Corporation                 Gordon E. Crosby, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer


                      An Important Reminder!
                        Please Vote Today!




May 3, 1994


Dear Fellow Shareholder:

The Annual Meeting of Shareholders of USLIFE Corporation is scheduled to be held in two short weeks. To date, we have not yet received your proxy for the meeting.

It is important that your shares are represented and voted at the meeting. Please take a moment now to sign, date and mail your proxy today.

On behalf of your Board of Directors, thank you for your cooperation.

Sincerely,

/s/ Gordon E. Crosby, Jr.

Gordon E. Crosby, Jr.

USLIFE Corporation

IMPORTANT!

Please Sign and Mail Your Proxy . . . Today!

USLIFE Corporation urges you to sign, date and mail the enclosed proxy card promptly. This will help us to save additional mailing costs. Thank you for your cooperation.